UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

X           PRE-EFFECTIVE AMENDMENT NO. 1

□           POST-EFFECTIVE AMENDMENT NO.

THE TAX-EXEMPT BOND FUND OF AMERICA

(Exact Name of Registrant as Specified in Charter)

333 SOUTH HOPE STREET

LOS ANGELES, CA 90071

(Address of Principal Executive Offices)

(213) 486-9200

(Registrant’s Telephone Number)

Kristine M. Nishiyama Capital Research and Management Company 333 South Hope Street Los Angeles, CA 90071	Erik A. Vayntrub Capital Research and Management Company 333 South Hope Street Los Angeles, CA 90071

(Name and Address of Agent for Service)

with copies to:

Michael Glazer Morgan, Lewis & Bockius LLP 300 South Grand Avenue, 22nd Floor Los Angeles, CA 90071 Phone No.: (213) 680-6646 Fax No.: (213) 612-2501

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing shall become effective on April 18, 2016 pursuant to Rule 488 under the Securities Act of 1933.

Title of Securities Being Registered: Shares of beneficial interest of Registrant.

No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940.

The Registrant hereby amends the Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), shall determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of The American Funds Tax-Exempt Series I, relating to each of The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia

2.	Questions and Answers for Shareholders of The American Funds Tax-Exempt Series I, relating to each of The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia

3.	Notice of Special Meeting of Shareholders of The American Funds Tax-Exempt Series I, relating to each of The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia

4.	Combined Proxy Statement/Prospectus

5.	Statement of Additional Information

6.	Form of Proxy Card

7.	Part C Other Information

8.	Exhibits

IMPORTANT PROXY MATERIALS

PLEASE CAST YOUR VOTE NOW

THE TAX-EXEMPT BOND FUND OF AMERICA

THE AMERICAN FUNDS TAX-EXEMPT SERIES I

The Tax-Exempt Fund of Maryland

The Tax-Exempt Fund of Virginia

333 South Hope Street, 55th Floor

Los Angeles, California 90071

Special Meeting of Shareholders to be held June [10], 2016

Dear Shareholder:

I am writing to ask for your vote on an important matter concerning your investment in The Tax-Exempt Fund of Maryland and/or The Tax-Exempt Fund of Virginia (each an “Acquired Fund,” and, collectively, the “Acquired Funds”). The Board of Trustees (the “Board”) of The American Funds Tax-Exempt Series I (the “Series”), including the independent members of the Board, unanimously approved proposed reorganizations pursuant to which each of the Acquired Funds would combine with The Tax-Exempt Bond Fund of America (the “Acquiring Fund”), subject to shareholder approval.

The Board has called a special meeting of shareholders of each of the Acquired Funds scheduled for Friday, June [10], 2016 at the offices of Capital Research and Management Company (“CRMC”) at 333 South Hope Street, Los Angeles, California 90071, at 9:00 a.m., Pacific time. The special meetings of shareholders of each of the Acquired Funds are referred to collectively as the “Special Meeting.” The purpose of the Special Meeting is to seek shareholder approval for the reorganizations of each of the Acquired Funds (each a “Reorganization,” and, collectively, the “Reorganizations”). As a shareholder of an Acquired Fund, you have the opportunity to voice your opinion on matters that materially affect your investment. The Board has considered and approved the proposed Reorganizations of each of the Acquired Funds and determined that the Reorganizations are in the best interests of the Acquired Funds. Accordingly, the Board recommends that you vote “FOR” the Reorganizations.

Each Acquired Fund is relatively small, and CRMC and the Board believe the Acquired Funds have limited opportunities for future growth. Additionally, given the limited investable universe of each of the Acquired Funds, the strong financial standing of the states of Maryland and Virginia, and recent developments in the municipal securities market, it has become increasingly more challenging to identify suitable, value-added investment opportunities for the Acquired Funds than for the Acquiring Fund. If the Reorganizations are effected, Acquired Fund shareholders would benefit from the economies of scale and operational and administrative efficiencies resulting from the Reorganizations.

If the Reorganizations are effected, you would become a shareholder of the Acquiring Fund and the value of your account in the Acquiring Fund on the date of the closing of the Reorganizations would be the same as the value of your Acquired Fund account immediately before the closing of the transactions. No sales charges or redemption fees will be imposed on you as a result of the Reorganizations, and each Reorganization is expected to be a “reorganization” that is tax-free to the Acquired Funds’ shareholders. If approved by shareholders, the Reorganizations are expected to take effect on or about June 17, 2016. In anticipation of the Reorganizations, the Acquired Funds will be closed to new investments within five business days of the effective date of the Reorganizations. Accordingly, if both Reorganizations are approved by shareholders and effected on June 17, 2016, as is currently planned, no new purchases of shares of an Acquired Fund will be accepted as of June 13, 2016.

If the Reorganization of your Acquired Fund is not approved by shareholders, then your Acquired Fund will not be reorganized into the Acquiring Fund and the Board and CRMC will consider other strategic alternatives, including the continued operation of your Acquired Fund or the potential liquidation of your Acquired Fund. The Reorganization of one Acquired Fund is not contingent on the Reorganization of the other Acquired Fund. Therefore, the Reorganization of your Acquired Fund does not depend on whether shareholders approve the Reorganization of the other Acquired Fund.

Enclosed you will find various materials, including a combined proxy statement/prospectus and a proxy card, for the Special Meeting. These materials provide you with detailed information about the Acquiring Fund and the Reorganizations, including the reasons why the Board believes that the Reorganizations are in the best interests of each of the Acquired Funds.

Every vote counts! After careful consideration, the Board recommends that shareholders of each Acquired Fund vote “FOR” the proposal to approve the Reorganizations. We urge you to review the enclosed materials and to vote as soon as possible. Your vote is important, regardless of the number of shares you own. You are entitled to one vote for each share of an Acquired Fund that you owned on [March 31], 2016 — the record date for the Special Meeting.

Submitting your vote is quick and easy. To cast your vote, simply COMPLETE, SIGN AND RETURN the enclosed proxy card by mail in the postage-paid envelope provided. In addition to voting by mail, you may also vote either by telephone or via the Internet, as follows:

To vote by telephone:	To vote by Internet:
(1) Read the enclosed proxy and registration statement and have your proxy card at hand.	(1) Read the enclosed proxy and registration statement and have your proxy card at hand.
(2) Call the toll-free number that appears on your proxy card.	(2) Go to the website that appears on your proxy card.
(3) Enter the control number set forth on the proxy card and follow the simple instructions.	(3) Enter the control number set forth on the proxy card and follow the simple instructions.

If you do not vote using one of these methods, you may be called by [Computershare Fund Services], our proxy solicitor, to vote your shares.

You may receive more than one proxy package if you hold shares in more than one account. Please be sure to vote each account by using one of the methods described on the proxy cards or by signing and dating each card and enclosing them in the postage-paid envelope provided for each card.

If you have any questions, please call us, toll free, at (800) 421-4225. We will be glad to answer your questions and help you submit your vote quickly. Thank you in advance for your prompt attention to this important initiative. As always, we appreciate your support.

Sincerely,

/s/ Paul F. Roye

Paul F. Roye

Vice Chairman of the Board

April [22], 2016

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

For your convenience, the following is a brief overview of the proposal on which you are being asked to vote. Before voting, we encourage you to read the enclosed Combined Proxy Statement/Prospectus in its entirety for more detailed information about the proposal.

What am I being asked to vote on?

You are being asked to vote on the reorganization of each of The Tax-Exempt Fund of Maryland (the “Maryland Fund”) and The Tax-Exempt Fund of Virginia (the “Virginia Fund,” and, together with the Maryland Fund, the “Acquired Funds”), pursuant to which the Acquired Funds would merge with and into The Tax-Exempt Bond Fund of America (the “Acquiring Fund”). Specifically, you are being asked to approve an Agreement and Plan of Reorganization and Liquidation (the “Plan”), which provides for the transfer to the Acquiring Fund of all the assets of each Acquired Fund in exchange solely for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Funds. Each Acquired Fund will then distribute such Acquiring Fund shares to its shareholders in liquidation of the Acquired Funds. If the Plan is approved and the proposed reorganizations are consummated, you will become a shareholder of the Acquiring Fund. Each such reorganization is referred to as a “Reorganization,” and, collectively, they are referred to as the “Reorganizations.”

Why am I being asked to vote?

Each Reorganization requires the approval of shareholders of the Acquired Fund. As of [March 31], 2016, the record date for the special meeting of shareholders of each Acquired Fund (collectively, the “Special Meeting”), you were an owner of record of shares of an Acquired Fund. Accordingly, the Board of Trustees (the ”Board”) of The American Funds Tax-Exempt Series I (the “Series”) is soliciting your vote with respect to the proposal. The Board, including the independent members of the Board, has carefully reviewed and approved the proposal and unanimously recommends that you vote “FOR” the Reorganizations of the Acquired Funds.

Has the Board of the Series approved the proposed Reorganizations?

Yes. The Board of the Series has carefully reviewed the proposal and has determined that the Reorganizations would be in the best interests of the Acquired Funds and would not dilute the interests of Acquired Fund shareholders. Accordingly, the Board unanimously approved the proposal and recommends that you vote to approve the Reorganizations.

How will the Reorganization of an Acquired Fund affect me?

If the Reorganization relating to your Acquired Fund is approved, your Acquired Fund shares will automatically be converted into shares of the Acquiring Fund and will become an Acquiring Fund shareholder. At the closing of the Reorganization, you will receive shares of the Acquiring Fund that are equal in aggregate net asset value to the shares of the Acquired Fund that you held immediately prior to the Reorganization. You will receive the same class of shares in the Acquiring Fund that you held in the Acquired Fund immediately prior to the closing of the Reorganization. No certificates for shares will be issued in connection with the Reorganization, but you will receive written confirmation that this change has taken place.

When will the Reorganizations occur?

If approved by shareholders of the Acquired Funds, the Reorganizations are expected to occur on or about June 17, 2016.

Will the investment adviser for the Acquired Funds and the Acquiring Fund be the same?

Yes. Capital Research and Management Company (“CRMC”) is currently the investment adviser to each of the Acquired Funds and the Acquiring Fund and will continue to be the investment adviser to the Acquiring Fund if the Reorganizations are effected.

What are the reasons for and advantages of the proposed Reorganizations?

Each Acquired Fund is relatively small, including in comparison to the Acquiring Fund, and the Board of the Series and CRMC, as investment adviser to the Acquired Funds, believe that the Acquired Funds have limited opportunities for future growth. If the Reorganizations are effected, Acquired Fund shareholders would benefit from the economies of scale and operational and administrative efficiencies resulting from the Reorganizations. Among other things, the proposed Reorganizations are expected to result in decreased expenses. Additionally, although past results are not indicative of future results, the Acquiring Fund has generally outperformed each Acquired Fund due in part to the natural diversification associated with investing nationally rather than predominantly within a single state with a more limited universe of issuers.

Do the Acquired Funds and the Acquiring Fund have similar investment objectives and policies?

Yes. With one exception, the investment objectives and policies of the Acquired Funds will not materially change as a result of the proposed Reorganizations. All three merging funds are tax-exempt municipal bond funds with very similar investment objectives. Each of the funds seeks to provide shareholders with a high level of tax-exempt current income, consistent with the preservation of capital. However, while the Acquired Funds seek to provide current income exempt from both regular federal and state-specific income taxes, the Acquiring Fund seeks to provide current income exempt only from federal income taxes without any single-state restrictions or requirements. For a number of reasons, though, and particularly given the relative benefits associated with the Acquiring Fund’s investment restrictions and policies (as described in greater detail in the Combined Proxy Statement/Prospectus), the Board and CRMC do not believe these differences in objectives will negatively impact Acquired Fund shareholders if the proposed Reorganizations are effected.

How will the Reorganizations affect Acquired Fund fees and expenses?

Assuming both Reorganizations had occurred on January 31, 2016, the combined fund would have annual fund operating expenses for each of its share classes that are lower than those of the corresponding shares of each Acquired Fund prior to the Reorganization as of the same date. In other words, if the Reorganizations are effected, Acquired Fund shareholders are expected to benefit from lower expenses. Although the Acquired Funds and the Acquiring Fund have comparable expense structures, given the Acquiring Fund’s larger size and broader shareholder base, shareholders of the Acquiring Fund generally incur lower total annual per share operating expenses. Among other things, the current annual management fees of the Maryland Fund and the Virginia Fund are 0.34% and 0.33% of average daily net assets, respectively, as compared with 0.24% for the Acquiring Fund.

Will I have to pay any fees or commissions in connection with a Reorganization?

No. The full value of shares of each Acquired Fund will be exchanged for shares of the Acquiring Fund without any sales load, commission, redemption fee or other transaction fee being imposed.

Who will pay for the Reorganizations?

CRMC, as investment adviser to each of the Acquired Funds and the Acquiring Fund, has agreed to pay all fees and expenses directly associated with the Reorganizations, including any costs associated with the solicitation of proxies and other applicable legal and accounting fees. However, transaction fees and expenses related to the disposition of Acquired Fund assets in connection with the Reorganizations will be borne by the Acquired Funds and, in effect, by the Acquired Fund shareholders. CRMC does not anticipate that any such transaction fees or expenses will be material.

Will I have to pay any federal income taxes as a result of a Reorganization?

No. Each Reorganization is intended to qualify as a reorganization for federal income tax purposes. Assuming a Reorganization qualifies for such treatment, shareholders will not recognize a taxable gain or loss as a result of the Reorganization. As a condition to the closing of each Reorganization, each Acquired Fund and the Acquiring Fund will receive an opinion of independent legal counsel to the effect that the Reorganization will qualify as a reorganization for federal income tax purposes. Such opinion will be subject to receipt of and based on certain representations from the Acquired Funds and the Acquiring Fund. Opinions of legal counsel are not binding on the Internal Revenue Service or the courts. You should separately consider any state, local, foreign and other tax consequences in consultation with your tax advisor.

In preparation for the Reorganizations, the Acquired Funds will be required to dispose of certain portfolio holdings that the Acquiring Fund is not permitted to acquire or hold. Although such sales are expected to generate capital gains, any such gains are expected to be completely offset by capital losses, including available capital loss carryforwards. Accordingly, CRMC anticipates that any such dispositions in connection with the Reorganizations would result in no adverse tax consequences to Acquired Fund shareholders.

What if there are not enough votes to approve a Reorganization?

If either Acquired Fund has not received sufficient votes to approve the Plan by June [10], 2016, the Special Meeting with respect to such Acquired Fund may be adjourned or postponed to permit further solicitation of shareholder votes. If the Plan for any individual Acquired Fund is ultimately rejected by shareholders of such Acquired Fund, then that individual Acquired Fund will not be reorganized into the Acquiring Fund and the Board will consider what, if any, additional steps to take, which may include the continued operation of, or the potential liquidation of, the Acquired Fund. The Reorganization of an Acquired Fund is not contingent on the Reorganization of the other Acquired Fund. Accordingly, if an Acquired Fund’s shareholders ultimately reject the proposal, the other Acquired Fund will nevertheless proceed with its Reorganization if approved by its shareholders.

How many votes am I entitled to cast?

At the Special Meeting, each whole share of an Acquired Fund you held as of the close of business on the record date — [March 31], 2016 — is entitled to one vote, and each fractional share held as of the close of business on the record date is entitled to a proportionate fractional vote.

How do I vote my shares?

You may cast your vote by telephone, Internet, mail or by attending the Special Meeting in person. To vote by telephone, please have the enclosed proxy card in hand, call the telephone number listed on the card and follow the recorded instructions. To vote by Internet, have the proxy card in hand, go to

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the website address listed on the card and follow the on-screen instructions. To vote by mail, complete, sign and date the proxy card and mail it in the enclosed postage-paid envelope. Proxy cards that are signed and dated, but not completed, will be voted “FOR” the Reorganizations. If you need assistance or if you have any questions regarding voting your shares, please call (800) 421-4225.

If you wish to vote in person at the Special Meeting, please complete each proxy card you receive and bring it to the Special Meeting. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

Whichever voting method you choose, please take the time to read the full text of the enclosed Combined Proxy Statement/Prospectus before you vote.

How do I sign the proxy card?

When voting by Internet or by telephone, you will be required to enter the control number that appears on your proxy card. If voting by mail, please complete, sign and date the proxy card. When signing the proxy card:

•	Individual accounts: Shareholders should sign exactly as their name appears on the account registration shown on the proxy card.
•	Joint accounts: Either owner may sign, but the name of the person signing should conform exactly to the name shown in the registration.
•	All other accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign: “Mary Smith, Trustee.”

THE TAX-EXEMPT BOND FUND OF AMERICA

(the “Acquiring Fund”)

THE AMERICAN FUNDS TAX-EXEMPT SERIES I

The Tax-Exempt Fund of Maryland

The Tax-Exempt Fund of Virginia

(each an “Acquired Fund” and, collectively, the “Acquired Funds”)

333 South Hope Street, 55th Floor

Los Angeles, California 90071

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held June [10], 2016

To the Shareholders of the Acquired Funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of each of the Acquired Funds will be held on Friday, June [10], 2016, at the offices of Capital Research and Management Company at 333 South Hope Street, Los Angeles, California 90071, at 9:00 a.m., Pacific time (the “Special Meeting”), and at any adjournments or postponements thereof, for the following purposes:

1.	To approve an Agreement and Plan of Reorganization and Liquidation among the Acquiring Fund and The American Funds Tax-Exempt Series I (the “Series”), for and on behalf of each of the Acquired Funds, pursuant to which (a) each Acquired Fund will transfer all of its assets attributable to each class of its shares to the Acquiring Fund in exchange for (i) shares of the corresponding class of the Acquiring Fund and (ii) the assumption by the Acquiring Fund of all of the liabilities of that Acquired Fund, and (b) each Acquired Fund will immediately thereafter distribute to its shareholders the portion of shares of the Acquiring Fund to which each shareholder is entitled in complete liquidation of the Acquired Fund.
2.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

THE BOARD OF TRUSTEES OF THE SERIES UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSED REORGANIZATIONS.

The proposed business cannot be conducted for an Acquired Fund at the Special Meeting unless the required quorum of its shares on [March 31], 2016 (the “Record Date”) is present in person or by proxy. Therefore, please mark, sign, date and return the enclosed proxy card or cast your vote by telephone or via the Internet as soon as possible. You may revoke your proxy at any time before its use. If you owned shares in more than one class of an Acquired Fund on the Record Date, you may receive more than one proxy card. Please be certain to vote each proxy card you receive. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof.

By Order of the Board of Trustees of the Series,

/s/ Jennifer L. Butler

Jennifer L. Butler

Secretary

The American Funds Tax-Exempt Series I

April [22], 2016

COMBINED PROXY STATEMENT/PROSPECTUS

April [22], 2016

PROXY STATEMENT FOR

THE AMERICAN FUNDS TAX-EXEMPT SERIES I

The Tax-Exempt Fund of Maryland

The Tax-Exempt Fund of Virginia

(each an “Acquired Fund,” and, collectively, the “Acquired Funds”)

PROSPECTUS FOR

THE TAX-EXEMPT BOND FUND OF AMERICA

(the “Acquiring Fund”)

333 South Hope Street, 55th Floor

Los Angeles, California 90071

(800) 421-4225

This Combined Proxy Statement/Prospectus is being furnished to shareholders of each Acquired Fund on or about April [22], 2016 in connection with the solicitation of proxies by, and on behalf of, the Board of Trustees (the “Board”) of The American Funds Tax-Exempt Series I (the “Series”) for use at a special meeting of shareholders of each of the Acquired Funds and at any adjournments or postponements thereof (the “Special Meeting”). The Special Meeting will be held on June [10], 2016 at 9:00 a.m., Pacific time, at the offices of Capital Research and Management Company (“CRMC”) at 333 South Hope Street, Los Angeles, California 90071.

As more fully described in this Combined Proxy Statement/Prospectus, the purpose of the Special Meeting is to vote on an Agreement and Plan of Reorganization and Liquidation (the “Plan”) relating to the proposed reorganization of each of the Acquired Funds with and into the Acquiring Fund. Pursuant to the Plan, each Acquired Fund would transfer all of its assets to the Acquiring Fund in exchange for (a) shares of beneficial interest of the Acquiring Fund and (b) the assumption by the Acquiring Fund of that Acquired Fund’s liabilities. Each Acquired Fund would immediately distribute to each of its shareholders that portion of the shares of the Acquiring Fund to which each shareholder is entitled (as discussed below) in complete liquidation and dissolution of the Acquired Fund. Each such transaction is referred to as a “Reorganization,” and, collectively, they are referred to as the “Reorganizations.” Subject to shareholder approval, the Reorganizations are expected to close on or about June 17, 2016. A copy of the form of the Plan is attached as Appendix A.

If a Reorganization is approved by shareholders of an Acquired Fund, each holder of a class of shares of that Acquired Fund will receive, on a tax-free basis for federal income tax purposes, a number of full and fractional shares of the same class of shares of the Acquiring Fund that they held in the Acquired Fund immediately prior to the Reorganization. The aggregate net asset value of the shares of each class of the Acquiring Fund received by an Acquired Fund shareholder will be equal in value to the aggregate net asset value of the shares of that class of the applicable Acquired Fund held by the shareholder immediately before the transfer.

Because shareholders of the Acquired Funds are being asked to approve a transaction that would result in their holding shares of the Acquiring Fund, this proxy statement also serves as a prospectus for the Acquiring Fund. Shareholders of each Acquired Fund are being asked to approve the Reorganization only with respect to the Acquired Fund in which they hold shares, and each Reorganization is independent of the other proposed Reorganization.

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After careful consideration, the Board has concluded that the Reorganizations are in the best interests of each of the Acquired Funds and that the interests of Acquired Fund shareholders would not be diluted as a result of the Reorganizations. Accordingly, the Board recommends that shareholders of the Acquired Funds vote “FOR” the Plan and the proposed Reorganizations.

The Acquiring Fund is an open-end management investment company, and each Acquired Fund is a series of an open-end management investment company. The Acquired Funds and the Acquiring Fund are sometimes referred to collectively herein as the “Funds.”

This Combined Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. Each of the following documents containing additional information about the Acquiring Fund and each Acquired Fund has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Combined Proxy Statement/Prospectus:

•	the statement of additional information, dated April [22], 2016 (the “Reorganization SAI”), relating to this Combined Proxy Statement/Prospectus;
•	the statement of additional information of the Acquiring Fund, dated October 1, 2015, as supplemented to date (the “Acquiring Fund SAI”);
•	the prospectus for each Acquired Fund, dated October 1, 2015, as supplemented to date (collectively, the “Acquired Fund Prospectuses”);
•	the statement of additional information of the Series, dated October 1, 2015, as supplemented to date (the “Series SAI,” and, together with the Acquiring Fund SAI, the “Fund SAIs”);
•	the annual reports to shareholders of (1) the Acquiring Fund and (2) the Series, in each case for the fiscal year ended July 31, 2015; and
•	the semiannual reports to shareholders of (1) the Acquiring Fund and (2) the Series, in each case for the six-month period ended January 31, 2016.

Additionally, the prospectus for the Acquiring Fund, dated October 1, 2015, as supplemented to date (the “Acquiring Fund Prospectus,” and, together with the Acquired Fund Prospectuses, the “Fund Prospectuses”), has been filed with the SEC and is incorporated by reference herein. A copy of the Acquiring Fund Prospectus is also enclosed with this Combined Proxy Statement/Prospectus.

Copies of each of these documents are available without charge and can be obtained by writing to the secretary of the applicable fund at 333 South Hope Street, 55th Floor, Los Angeles, California 90071 or by calling American Funds Service Company (“AFS”), toll free, at (800) 421-4225. Each of these documents (other than the Reorganization SAI) may also be obtained free of charge by visiting the American Funds website at www.americanfunds.com. In addition, these documents are available on the EDGAR database on the SEC’s website at www.sec.gov. You can also copy and review any of the above-referenced documents at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please call the SEC at (202) 551-8090. You may obtain copies of any of these documents, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549.

AN INVESTMENT IN AN ACQUIRED FUND OR THE ACQUIRING FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN AN ACQUIRED FUND OR THE ACQUIRING FUND INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

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THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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SUMMARY

A.	Overview

At a meeting held on March 17, 2016, the Board of the Series, including all of the trustees who are not “interested persons” of the Series (the “Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and unanimously approved the Plan, a copy of which is attached to this Combined Proxy Statement/Prospectus as Appendix A. If the proposed Reorganizations are approved and implemented, shareholders of The Tax-Exempt Fund of Maryland (the “Maryland Fund”) and The Tax-Exempt Fund of Virginia (the “Virginia Fund”) will become shareholders of the Acquiring Fund. CRMC is the investment adviser to each of the Funds and, if the Reorganizations are effected, CRMC will continue to act as investment adviser for the Acquiring Fund. As discussed in further detail below, the investment objectives of the Funds are very similar; however, there are some differences in the investment objectives and strategies of the Funds. Notwithstanding these differences, the Board of the Series determined that the proposed Reorganizations are in the best interests of the Acquired Funds.

THE BOARD OF THE SERIES RECOMMENDS THAT ACQUIRED FUND SHAREHOLDERS

VOTE “FOR” THE PLAN AND THE RESULTING REORGANIZATIONS.

B.	Summary of Proposed Reorganizations

The following is a summary of key information concerning the proposed Reorganizations. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Combined Proxy Statement/Prospectus and the Plan, the form of which is attached as Appendix A.

After careful consideration, on March 17, 2016, the Board of the Series, including its Independent Trustees, determined that the proposed Reorganizations are in the best interests of each Acquired Fund and unanimously approved the Plan. The Board of the Acquiring Fund, including its Independent Trustees, similarly determined that the proposed Reorganizations are in the best interests of the Acquiring Fund and its shareholders and unanimously approved the Plan. See “INFORMATION ABOUT THE REORGANIZATIONS — Reasons for the Reorganizations” below for additional information.

Subject to the approval of the shareholders of each of the Acquired Funds, the Plan provides for the transfer to the Acquiring Fund of all of the assets of each Acquired Fund in exchange for (a) shares of beneficial interest of the Acquiring Fund and (b) the assumption by the Acquiring Fund of all of the liabilities of that Acquired Fund. Immediately following the transfer, each Acquired Fund will distribute to its shareholders that portion of shares of beneficial interest of the Acquiring Fund to which each shareholder is entitled in complete liquidation of the Acquired Fund. Each Acquired Fund will subsequently be dissolved and the registration of each Acquired Fund under the 1940 Act will be terminated.

The Board of the Series, including its Independent Trustees, and the Board of the Acquiring Fund, including its Independent Trustees, determined that, if effected, the contemplated Reorganizations would not dilute the interests of shareholders of the Acquired Funds or shareholders of the Acquiring Fund, respectively. The Reorganizations are scheduled to be effective after the close of business on June 17, 2016, or on such later date as the parties may mutually agree (the “Closing Date”). As a result of the Reorganizations, each shareholder of an Acquired Fund will become the owner of the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s Acquired Fund shares as of the close of business of the New York Stock Exchange (the “NYSE”) on the Closing Date.

Completion of each Reorganization is subject to a number of conditions set forth in the Plan, some of which may be waived by the Series or the Acquiring Fund. Although each Reorganization, if approved by shareholders, is scheduled to occur on the Closing Date, the Reorganization of one Acquired Fund is not contingent on the Reorganization of the other Acquired Fund. Accordingly, the failure of shareholders to approve one Reorganization will not affect the closing of the other Reorganization if such other Reorganization has been approved by shareholders. The Plan may generally be amended by the Boards of the Series and the Acquiring Fund in any manner mutually agreeable to the Boards; however, no amendment that may have a materially adverse effect on the interests of a Fund’s shareholders may be made after the Special Meeting.

CRMC, as investment adviser to each of the Funds, has agreed to pay all fees and expenses directly associated with the Reorganizations, including proxy solicitation costs and other applicable legal and accounting fees. Such costs directly related to the Reorganizations are not expected to exceed $200,000. As is common practice for mutual fund reorganizations, however, any transaction fees and expenses or dealer markups related to the disposition of an Acquired Fund’s assets in connection with the Reorganizations (including costs associated with the disposition of those portfolio holdings subject to federal alternative minimum tax (“AMT”), as described in greater detail below) will be borne by the applicable Acquired Fund and, in effect, by its shareholders. Because most of the portfolio holdings of the Acquired Funds are permitted investments of the Acquiring Fund, it is not anticipated that material repositioning of the Acquired Fund portfolios will be required in connection with the Reorganizations.

Among the repositioning costs that will be borne by each Acquired Fund in connection with the Reorganizations are transaction fees and expenses and dealer markups related to the disposition of the Acquired Fund’s securities subject to AMT. As described below under “SUMMARY — Comparison of Investment Objectives and Principal Investment Strategies,” while each Acquired Fund may invest up to 20% of its respective assets in securities subject to AMT, the Acquiring Fund is prohibited from owning such securities. Accordingly, if the Reorganizations are approved, the Acquired Funds will be required to liquidate portfolio holdings subject to AMT before the Reorganizations are effected. As of January 31, 2016, approximately 8.3% of the Maryland Fund’s assets and 6.2% of the Virginia Fund’s assets were invested in securities subject to AMT. Because the AMT bonds held by the Acquired Funds are highly liquid and of relatively high quality, it is not expected that any repositioning costs associated with the disposition of these assets will be material. Further, it is anticipated that the sale of each Acquired Fund’s portfolio holdings subject to AMT would result in no adverse tax consequences to shareholders: although, as of the date of this Combined Proxy Statement/Prospectus, such sales would generate capital gains, any such gains are expected to be completely offset by capital losses, including available capital loss carryovers.

As a condition to the closing of each Reorganization, each Acquired Fund and the Acquiring Fund will have received from independent fund counsel a legal opinion to the effect that the Reorganization will qualify as a reorganization for federal income tax purposes, and, accordingly, no gain or loss will be recognized by shareholders, or, in general, by the Acquired Fund, as a result of any Reorganization. For more information about the federal income tax consequences of the Reorganizations, see “INFORMATION ABOUT THE REORGANIZATIONS — Federal Income Tax Consequences” below.

C.	Comparison of Investment Objectives and Principal Investment Strategies

The following discussion is intended to summarize and briefly compare the investment objectives and principal investment strategies of the Acquiring Fund and each Acquired Fund. Please note that this is only a brief description, which is based upon, and qualified in its entirety by, the description of each Fund’s investment objectives and strategies in its respective prospectus. Accordingly, please refer to the Fund Prospectuses for more detailed information regarding the investment objectives and strategies of the Funds.

The primary investment objective of the Maryland Fund is to provide shareholders with a high level of current income exempt from regular federal and Maryland state income taxes. Similarly, the primary investment objective of the Virginia Fund is to provide shareholders with a high level of current income exempt from regular federal and Virginia state income taxes. The secondary investment objective of both Acquired Funds is preservation of capital.

The investment objective of the Acquiring Fund is to provide shareholders with a high level of current income exempt from federal income tax, consistent with the preservation of capital. While the Acquired Funds seek to provide current income exempt from both regular federal and state-specific income taxes, the Acquiring Fund seeks to provide current income exempt only from federal income tax without any single-state restrictions or requirements.

Each of the Funds is required, under normal circumstances, to invest at least 80% of its assets in municipal securities; however, on account of the differences in their respective investment objectives, there are differences in the municipal securities in which the Funds invest. Under normal circumstances, the Acquired Funds invest at least 80% of their respective assets in, or derive at least 80% of their respective income from, securities that are exempt from both regular federal and Maryland or Virginia state income taxes, as applicable. The Acquiring Fund, on the other hand, invests at least 80% of its assets in, or derives at least 80% of its income from, securities that are exempt only from regular federal income tax.

Accordingly, although the portfolio management teams of the Funds generally apply similar investment strategies and portfolio management tools for identifying and selecting portfolio securities for purchase and sale, the primary difference between the Acquired Funds and the Acquiring Fund lies in the municipal securities in which they invest. While the Acquiring Fund invests in municipal securities issued in any state or territory, the investable universe of the Acquired Funds is largely limited to municipal bonds issued by Maryland or Virginia (as applicable) and their respective agencies and municipalities, U.S. Treasury bonds and tax-exempt securities issued by U.S. territories, such as Puerto Rico, Guam and the U.S. Virgin Islands. Accordingly, although the Acquired Funds may have a smaller pool of investable securities from which to choose than the Acquiring Fund, the Acquiring Fund does not offer shareholders current income designed to be exempt from Maryland or Virginia personal income tax.

However, if effected, the Reorganizations would benefit Acquired Fund shareholders from a federal tax standpoint. Each of the Acquired Funds is permitted to invest up to 20% of its assets in securities that are subject to AMT. The Acquiring Fund, on the other hand, is prohibited from investing in such securities. As of January 31, 2016, approximately 8.3% of the Maryland Fund’s assets and approximately 6.2% of the Virginia Fund’s assets were invested in securities subject to AMT. Because the Acquiring Fund does not invest in securities subject to AMT, if the Reorganizations are effected, current Acquired Fund shareholders would benefit from reduced exposure to AMT and, therefore, a potentially greater proportion of current income exempt from federal income tax. This benefit may offset, at least in part, the increased exposure of Acquired Fund shareholders to state-specific income taxes on account of the Acquiring Fund’s lack of a single-state investment restriction.

The Acquired Funds and the Acquiring Fund are also subject to different ratings restrictions, which, in practice, may permit the Acquired Funds to maintain lower-rated (and potentially riskier) portfolios. The

Acquired Funds are required to invest at least 65% of their respective assets in debt securities rated BBB- or better or Baa3 or better. The Acquiring Fund, in contrast, must invest at least 65% of its assets in debt securities rated A- or better or A3 or better. In effect, the Acquiring Fund is required to maintain a higher-rated investment portfolio, whereas the Acquired Funds may (but will not necessarily) invest in securities with a wider range of credit ratings.

D.	Comparison of Shareholder Fees and Expenses

Comparison of shareholder fees. The following shareholder fees (paid directly from your investment) are the same for the Acquiring Fund and each of the Acquired Funds:

	Share classes
	A	B	C	F-1 / F-2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.75%	none	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00*	5.00%	1.00%	none
Maximum sales charge (load) imposed on reinvested dividends	None	none	none	none
Redemption or exchange fees	None	none	none	none
* A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.

If the Reorganizations are approved and effected, no sales loads will be imposed on shareholders of the Acquired Funds receiving shares of the Acquiring Fund in connection with each Reorganization.

Please see “Sales charges” and “Sales charge reductions and waivers” in the Fund Prospectuses for additional information regarding each Fund’s share classes and sales charges associated with those share classes. For additional information, please also see “Sales charges” and “Sales charge reductions and waivers” in the Fund SAIs.

For information regarding each Fund’s plans of distribution and distribution fees payable in connection therewith, refer to “Plans of distribution” in the Fund Prospectuses, as well as the sections captioned “Principal Underwriter and plans of distribution,” “Plans of distribution” and “Approval of the Plans” in the Fund SAIs.

Comparison of annual fund operating expenses. The tables below compare the annual fund operating expenses of each share class of each Fund, on an audited basis as of October 1, 2015, against the estimated post-Reorganization annual fund operating expenses of the corresponding share class of the Acquiring Fund:

CLASS A
	Maryland Fund (as of October 1, 2015)	Virginia Fund (as of October 1, 2015)	Acquiring Fund (as of October 1, 2015)
Management fees	0.34%	0.33%	0.24%
Distribution and/or service (12b-1) fees	0.25	0.25	0.25
Other expenses	0.10	0.08	0.05
Total annual fund operating expenses	0.69	0.66	0.54
	Acquiring Fund* (pro forma combined, assuming Reorganization of Maryland Fund only)	Acquiring Fund* (pro forma combined, assuming Reorganization of Virginia Fund only)	Acquiring Fund* (pro forma combined, assuming Reorganization of both Acquired Funds)
Management fees	0.23%	0.23%	0.23%
Distribution and/or service (12b-1) fees	0.25	0.25	0.25
Other expenses	0.05	0.05	0.05
Total annual fund operating expenses	0.53	0.53	0.53

CLASS B
	Maryland Fund (as of October 1, 2015)	Virginia Fund (as of October 1, 2015)	Acquiring Fund (as of October 1, 2015)
Management fees	0.34%	0.33%	0.24%
Distribution and/or service (12b-1) fees	1.00	0.99	1.00
Other expenses	0.08	0.07	0.04
Total annual fund operating expenses	1.42	1.39	1.28
	Acquiring Fund* (pro forma combined, assuming Reorganization of Maryland Fund only)	Acquiring Fund* (pro forma combined, assuming Reorganization of Virginia Fund only)	Acquiring Fund* (pro forma combined, assuming Reorganization of both Acquired Funds)
Management fees	0.23%	0.23%	0.23%
Distribution and/or service (12b-1) fees	1.00	1.00	1.00
Other expenses	0.04	0.04	0.04
Total annual fund operating expenses	1.27	1.27	1.27

CLASS C
	Maryland Fund (as of October 1, 2015)	Virginia Fund (as of October 1, 2015)	Acquiring Fund (as of October 1, 2015)
Management fees	0.34%	0.33%	0.24%
Distribution and/or service (12b-1) fees	1.00	1.00	1.00
Other expenses	0.13	0.12	0.09
Total annual fund operating expenses	1.47	1.45	1.33
	Acquiring Fund* (pro forma combined, assuming Reorganization of Maryland Fund only)	Acquiring Fund* (pro forma combined, assuming Reorganization of Virginia Fund only)	Acquiring Fund* (pro forma combined, assuming Reorganization of both Acquired Funds)
Management fees	0.23%	0.23%	0.23%
Distribution and/or service (12b-1) fees	1.00	1.00	1.00
Other expenses	0.09	0.09	0.09
Total annual fund operating expenses	1.32	1.32	1.32

CLASS F-1
	Maryland Fund (as of October 1, 2015)	Virginia Fund (as of October 1, 2015)	Acquiring Fund (as of October 1, 2015)
Management fees	0.34%	0.33%	0.24%
Distribution and/or service (12b-1) fees	0.25	0.25	0.25
Other expenses	0.21	0.19	0.18
Total annual fund operating expenses	0.80	0.77	0.67
	Acquiring Fund* (pro forma combined, assuming Reorganization of Maryland Fund only)	Acquiring Fund* (pro forma combined, assuming Reorganization of Virginia Fund only)	Acquiring Fund* (pro forma combined, assuming Reorganization of both Acquired Funds)
Management fees	0.23%	0.23%	0.23%
Distribution and/or service (12b-1) fees	0.25	0.25	0.25
Other expenses	0.17	0.17	0.17
Total annual fund operating expenses	0.65	0.65	0.65

CLASS F-2
	Maryland Fund (as of October 1, 2015)	Virginia Fund (as of October 1, 2015)	Acquiring Fund (as of October 1, 2015)
Management fees	0.34%	0.33%	0.24%
Distribution and/or service (12b-1) fees	none	none	none
Other expenses	0.22	0.20	0.17
Total annual fund operating expenses	0.56	0.53	0.41
	Acquiring Fund* (pro forma combined, assuming Reorganization of Maryland Fund only)	Acquiring Fund* (pro forma combined, assuming Reorganization of Virginia Fund only)	Acquiring Fund* (pro forma combined, assuming Reorganization of both Acquired Funds)
Management fees	0.23%	0.23%	0.23%
Distribution and/or service (12b-1) fees	none	none	none
Other expenses	0.16	0.16	0.16
Total annual fund operating expenses	0.39	0.39	0.39

CLASS R-6
	Acquired Funds	Acquiring Fund (as of October 1, 2015)	Acquiring Fund* (pro forma combined, for Reorganization of Maryland Fund only)	Acquiring Fund* (pro forma combined, for Reorganization of Virginia Fund only)	Acquiring Fund* (pro forma combined, for Reorganization of both Acquired Funds)
Management fees	N/A	0.24%	0.23%	0.23%	0.23%
Distribution and/or service (12b-1) fees	N/A	none	None	None	None
Other expenses	N/A	0.06	0.06	0.06	0.06
Total annual fund operating expenses	N/A	0.30	0.29	0.29	0.29

* Because the Reorganizations of the Maryland Fund and the Virginia Fund are not contingent on one another, the pro forma columns represent three of the possibilities that may result from a shareholder vote: (i) shareholders approve the Reorganization of the Maryland Fund but do not approve the Reorganization of the Virginia Fund; (ii) shareholders approve the Reorganization of the Virginia Fund but do not approve the Reorganization of the Maryland Fund; and (iii) shareholders approve the Reorganizations of each Acquired Fund. On a class-by-class basis, the post-Reorganization expense ratios of the Acquiring Fund are expected to be the same under each possibility.

Although the Reorganizations are not expected to have a material effect on the Acquiring Fund’s total annual fund operating expenses, because the Reorganizations are expected to result in an increase in the Acquiring Fund’s assets and, relatedly, in a broadening of the Acquiring Fund’s shareholder base, shareholders of the post-Reorganization Acquiring Fund are expected to benefit from a small decrease in total expenses incurred across all share classes.

Comparison of advisory fee and breakpoint schedules. The Investment Advisory and Service Agreements (each, an “Advisory Agreement”) of the Series and the Acquiring Fund each provide that CRMC, as compensation for its services as investment adviser to the respective Funds, will receive (1) a monthly fee at specified annualized rates based on the net asset levels of the Series or the Acquiring Fund, as applicable, and (2) a monthly fee at specified annualized rates based on the monthly gross income of the Series or the Acquiring Fund, as applicable. Set forth below is the advisory fee and breakpoint schedule from the Advisory Agreements of the Series and the Acquiring Fund:

THE SERIES
Monthly fee based on net asset levels:
Net asset level		Rate
In excess of	Up to
$0	$60 million	0.300%
$60 million	$1 billion	0.210%
$1 billion	—	0.180%
Monthly fee based on monthly gross income:
Monthly gross income		Rate
In excess of	Up to
$0	$3,333,333	3.000%
$3,333,333	—	2.500%

THE ACQUIRING FUND
Monthly fee based on net asset levels:
Net asset level		Rate
In excess of	Up to
$0	$60 million	0.300%
$60 million	$1 billion	0.210%
$1 billion	$3 billion	0.180%
$3 billion	$6 billion	0.150%
$6 billion	$10 billion	0.130%
$10 billion	—	0.120%
Monthly fee based on monthly gross income:
Monthly gross income		Rate
In excess of	Up to
$0	$3,333,333	3.000%
$3,333,333	$8,333,333	2.500%
$8,333,333	—	2.000%

As reflected in the tables above, the advisory fee and breakpoint schedules of the Series and the Acquiring Fund are identical at lower net asset levels; however, given its relatively larger size, the Acquiring Fund has a greater number of advisory fee breakpoints at higher net asset levels. As of January 31, 2016, the Acquiring Fund had total net assets of approximately $11.6 billion, while the Maryland Fund and the Virginia Fund had approximately $316 million and $487 million in total net assets, respectively. The Acquiring Fund’s size in terms of assets under management has caused it to cross over multiple breakpoints in its advisory fee and breakpoint schedule, resulting in a lower effective management fee. The current effective annual management fees for the Maryland Fund and the Virginia Fund are 0.34% and 0.33% of average daily net assets, respectively, as compared with 0.24% for the Acquiring Fund. As a result, the Reorganizations, if consummated, would have the immediate effect of lowering management fees for Acquired Fund shareholders.

Comparative expense example. The following example is intended to help you compare the cost of investing in each of the Funds and the post-Reorganization Acquiring Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same as those shown in the annual fund operating expense tables listed above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Maryland Fund (as of October 1, 2015)				Virginia Fund (as of October 1, 2015)				Acquiring Fund (as of October 1, 2015)
Share classes	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
A	$441	$581	$734	$1,178	$440	$578	$729	$1,167	$428	$542	$665	$1,027
B	644	846	971	1,489	642	840	961	1,469	630	806	902	1,341
C	249	462	797	1,746	248	459	792	1,735	235	421	729	1,601
F-1	81	252	439	978	79	246	428	954	68	214	373	835
F-2	55	173	302	677	54	170	296	665	42	132	230	518
R-6	N/A				N/A				31	97	169	381

	Acquiring Fund* (pro forma combined, assuming Reorganization of Maryland Fund only)				Acquiring Fund* (pro forma combined, assuming Reorganization of Virginia Fund only)				Acquiring Fund* (pro forma combined, assuming Reorganization of both Acquired Funds)
Share classes	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
A	$427	$539	$660	$1,015	$427	$539	$660	$1,015	$427	$539	$660	$1,015
B	629	803	897	1,329	629	803	897	1,329	629	803	897	1,329
C	234	418	723	1,590	234	418	723	1,590	234	418	723	1,590
F-1	66	208	362	810	66	208	362	810	66	208	362	810
F-2	40	125	219	493	40	125	219	493	40	125	219	493
R-6	30	93	163	368	30	93	163	368	30	93	163	368

For the share classes listed below, you would pay the following if you did not redeem your shares:

	Maryland Fund (as of October 1, 2015)				Virginia Fund (as of October 1, 2015)				Acquiring Fund (as of October 1, 2015)
Share classes	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
B	$144	$446	$771	$1,489	$142	$440	$761	$1,469	$130	$406	$702	$1,341
C	149	462	797	1,746	148	459	792	1,735	135	421	729	1,601

	Acquiring Fund* (pro forma combined, assuming Reorganization of Maryland Fund only)				Acquiring Fund* (pro forma combined, assuming Reorganization of Virginia Fund only)				Acquiring Fund* (pro forma combined, assuming Reorganization of both Acquired Funds)
Share classes	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
B	$129	$403	$697	$1,329	$129	$403	$697	$1,329	$129	$403	$697	$1,329
C	134	418	723	1,590	134	418	723	1,590	134	418	723	1,590

* Because the Reorganizations of the Maryland Fund and the Virginia Fund are not contingent on one another, the pro forma columns represent three of the possibilities that may result from a shareholder vote: (i) shareholders approve the Reorganization of the Maryland Fund but do not approve the Reorganization of the Virginia Fund; (ii) shareholders approve the Reorganization of the Virginia Fund but do not approve the Reorganization of the Maryland Fund; and (iii) shareholders approve the Reorganizations of each Acquired Fund.

Comparison of portfolio turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples above, affect each Fund’s investment results. During each Fund’s most recent fiscal year and for the six-month period ended January 31, 2016, the portfolio turnover rate of each Fund as the average value of its portfolio was as follows:

	Fiscal year ended July 31, 2015	Six months ended January 31, 2016*
Maryland Fund	27%	11%
Virginia Fund	14%	8%
Acquiring Fund	14%	9%
* Not annualized.
E.	Comparison of Investment Results

Following each Reorganization, the Acquiring Fund will be the surviving fund for financial and performance reporting purposes.

The following bar charts show how the investment results of each Fund have varied from year to year, and the tables that follow show how each Fund’s average annual total returns for various periods compare with applicable broad measures of market results. This information provides some indication of the risks of investing in each of the Funds. The table below also compares the investment results of the Maryland Fund, the Virginia Fund and the Acquiring Fund to those of the Lipper Maryland Municipal Debt Funds Average, the Lipper Virginia Municipal Debt Funds Average and the Lipper General & Insured Municipal Debt Funds Average, respectively. The Lipper Maryland Municipal Debt Funds Average, the Lipper Virginia Municipal Debt Funds Average and the Lipper General & Insured Municipal Debt Funds Average include the Maryland Fund, the Virginia Fund and the Acquiring Fund, respectively, and other funds that disclose reasonably comparable investment objectives and/or strategies. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on each Fund’s investment results can be obtained by visiting americanfunds.com.

Maryland Fund

Virginia Fund

Acquiring Fund

Maryland Fund

Virginia Fund

Acquiring Fund

After-tax returns are shown only for Class A shares of each Fund; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above.

For additional information regarding each Fund’s investment results, please see “Investment objectives, strategies and risks – Fund comparative indexes – The Tax-Exempt Bond Fund of America” in the Acquiring Fund Prospectus and “Investment objectives, strategies and risks – Fund comparative indexes” in the Acquired Fund Prospectuses.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

A.	Investment Objectives and Strategies

The following discussion comparing the investment objectives, strategies and principal risks of each of the Funds is based upon and qualified in its entirety by the descriptions of the investment objectives, strategies and principal risks set forth in the respective Fund Prospectuses. Please refer to the Fund Prospectuses for more detailed information.

	Acquired Funds	Acquiring Fund
Investment objectives

The primary investment objective of each Acquired Fund is to provide shareholders with a high level of current income exempt from regular federal and Maryland or Virginia state income taxes, as applicable.

The secondary investment objective of each Acquired Fund is preservation of capital.

The investment objective of the Acquiring Fund is to provide shareholders with a high level of current income exempt from federal income tax, consistent with the preservation of capital.
Tax-exempt municipal bonds	Under normal circumstances, each Acquired Fund will invest at least 80% of its assets in, or derive at least 80% of its income from, securities exempt from both regular federal and Maryland or Virginia income taxes, as applicable, and that do not subject shareholders to federal AMT.	Under normal circumstances, the Acquiring Fund will invest at least 80% of its assets in, or derive at least 80% of its income from, securities exempt from regular federal income tax.
Investments in non-MD/VA issuers	Each Acquired Fund may invest in municipal securities that are issued by jurisdictions outside Maryland or Virginia, as applicable.	N/A
Federal alternative minimum tax	Each Acquired Fund may invest up to 20% of its assets in securities that may subject shareholders to federal AMT.	The Acquiring Fund will not invest in securities that subject shareholders to federal AMT.
Investment-grade bonds	Each Acquired Fund will invest at least 65% of its assets in debt securities rated BBB- or better or Baa3 or better.	The Acquiring Fund will invest at least 65% of its assets in debt securities rated A- or better or A3 or better.
Low-grade bonds	Each Acquired Fund may invest up to 10% of its assets in debt securities rated BB+ or below and Ba1 or below.	The Acquiring Fund may invest up to 10% of its assets in debt securities rated BB+ or below and Ba1 or below.

B.	Principal Risks of Investing in the Funds

Because of their similar investment objectives and strategies, the Acquiring Fund and each of the Acquired Funds have substantially similar risks. The following is a description of the principal risks associated with an investment in any of the Funds, including the Acquiring Fund:

•	Market conditions — The prices of, and the income generated by, the securities held by a Fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.
•	Issuer risks — The prices of, and the income generated by, securities held by a Fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.
•	Investing in municipal securities — The yield and/or value of a Fund’s investments in municipal securities may be adversely affected by events tied to the municipal securities markets, which can be very volatile and significantly impacted by unfavorable legislative or political developments and negative changes in the financial conditions of municipal securities issuers and the economy. To the extent a Fund invests in obligations of a municipal issuer, the volatility, credit quality and performance of the Fund may be adversely impacted by local political and economic conditions of the issuer. For example, a credit rating downgrade, bond default or bankruptcy involving an issuer within a particular state or territory could affect the market values and marketability of many or all municipal obligations of that state or territory. Income from municipal securities held by a Fund could also be declared taxable because of changes in tax laws or interpretations by taxing authorities or as a result of noncompliant conduct of a municipal issuer. Additionally, the relative amount of publicly available information about municipal securities is generally less than that for corporate securities.
•	Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a Fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a Fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The Funds’ investment adviser relies on its own credit analysts to research issuers and issuers in seeking to mitigate various credit and default risks.

•	Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.
•	Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a Fund could cause the values of these securities to decline.
•	Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.
•	Investing in similar municipal bonds — Investing significantly in municipal obligations of issuers in the same state or backed by revenues of similar types of projects or industries may make a Fund more susceptible to certain economic, political or regulatory occurrences. As a result, the potential for fluctuations in the Fund’s share price may increase.
•	Management — The investment adviser to the Funds actively manages each Fund’s investments. Consequently, each Fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause a Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

After the Reorganizations, the investments of each Acquired Fund’s shareholders will be subject to the principal risks of the Acquiring Fund, each of which is listed above. In addition to the risks listed above, the Acquired Funds are subject to additional risks, described below, which are not applicable to the Acquiring Fund:

•	Risks of investing in municipal bonds in the state of Maryland — Because the Maryland Fund invests primarily in securities of issuers in the state of Maryland, the Maryland Fund is more susceptible to factors adversely affecting issuers of the state’s securities than a comparable municipal bond mutual fund that does not concentrate its investments in a single state. For example, Maryland is affected by changes in levels of federal funding and financial support of certain industries, as well as by federal spending cutbacks due to the large number of residents who are employed by the federal government. In addition, the state is dependent on certain economic sectors. Maryland’s economy is largely dependent on the government, education and health services and retail trade sectors. Those sectors, along with finance, insurance and real estate, are the largest contributors to the gross state product. To the extent there are changes to any of these sectors, the Maryland Fund may be adversely impacted.
•	Risks of investing in municipal bonds in the state of Virginia — Because the Virginia Fund invests primarily in securities of issuers in the state of Virginia, the Virginia Fund is more susceptible to factors adversely affecting issuers of the state’s securities than a comparable municipal bond mutual fund that does not concentrate its investments in a single state. For example, Virginia is affected by changes in levels of federal funding and financial support of certain industries, as well as by federal spending cutbacks due to the large number of residents who are employed by the federal government. In addition, the state is dependent on certain economic sectors. Virginia’s economy is largely dependent on the government and service sectors, followed by wholesale and retail trade, manufacturing, finance, insurance and real estate. To the extent there are changes to any of these sectors, the Virginia Fund may be adversely impacted.

If the Reorganizations are effected, these risks will not generally apply to investments in the combined, post-Reorganization fund to the same extent that they do to the Acquired Funds. Effectively, the elimination of the state-specific investment requirements currently applicable to the Maryland Fund and the Virginia Fund would benefit shareholders by functionally mitigating concentration risk associated with investing primarily in Maryland or Virginia.

C.	Investment Policies

In addition to the investment objectives and strategies described above, each Fund has adopted certain fundamental and non-fundamental investment policies. Fundamental investment policies may be changed only by a vote of a Fund’s shareholders, while non-fundamental policies may be changed by a Fund’s Board without a shareholder vote.

With one exception, the investment policies of the Funds are virtually identical. Although each Fund has a fundamental investment policy to maintain its status as a tax-exempt fund, for purposes of this policy, each of the Acquired Funds may invest up to 20% of its assets in securities that are subject to federal AMT; the Acquiring Fund, however, is prohibited from investing in and holding securities subject to AMT. After the Reorganizations, the assets of each Acquired Fund’s shareholders will be managed subject to the fundamental and non-fundamental policies of the Acquiring Fund.

The following table compares all of the fundamental and non-fundamental policies of the Acquired Funds with those of the Acquiring Fund:

Fundamental Investment Policies
	Acquired Funds	Acquiring Fund
Borrowing Money	The Acquired Funds may not borrow money; provided, however, that (i) an Acquired Fund may borrow money in amounts of up to 33-1/3% of its total assets from banks for any purpose and (ii) an Acquired Fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes. A loan is presumed to be “for temporary purposes” if it is repaid within 60 days and is not extended or renewed.	The Acquiring Fund may not borrow money; provided, however, that (i) the Acquiring Fund may borrow money in amounts of up to 33-1/3% of its total assets from banks for any purpose and (ii) the Acquiring Fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes. A loan is presumed to be “for temporary purposes” if it is repaid within 60 days and is not extended or renewed.

Issuing Senior Securities	The Acquired Funds may not issue senior securities. A senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Acquired Fund at the time the loan is made. A loan is presumed to be “for temporary purposes” if it is repaid within 60 days and is not extended or renewed. Further, to the extent an Acquired Fund covers its commitments under certain types of agreements and transactions, including mortgage-dollar roll transactions, sale-buybacks, when-issued, delayed-delivery or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the Acquired Fund’s commitment, such agreement or transaction will not be considered a senior security by the Acquired Fund.	The Acquiring Fund may not issue senior securities. A senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Acquiring Fund at the time the loan is made. A loan is presumed to be “for temporary purposes” if it is repaid within 60 days and is not extended or renewed. Further, to the extent the Acquiring Fund covers its commitments under certain types of agreements and transactions, including mortgage-dollar roll transactions, sale-buybacks, when-issued, delayed-delivery or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the Acquiring Fund’s commitment, such agreement or transaction will not be considered a senior security by the Acquiring Fund.
Underwriting Securities	An Acquired Fund may not underwrite the securities of other issuers. This policy will not apply to an Acquired Fund to the extent the fund may be deemed an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.	The Acquiring Fund may not underwrite the securities of other issuers. This policy will not apply to the Acquiring Fund to the extent the fund may be deemed an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.
Real Estate and Commodities	An Acquired Fund may not purchase or sell real estate or commodities.	The Acquiring Fund may not purchase or sell real estate or commodities.
Making Loans	An Acquired Fund may not make loans. An Acquired Fund may not lend more than 33-1/3% of its total assets, provided that this limitation shall not apply to an Acquired Fund’s purchase of debt obligations.	The Acquiring Fund may not make loans. The Acquiring Fund may not lend more than 33-1/3% of its total assets, provided that this limitation shall not apply to the Acquiring Fund’s purchase of debt obligations.

Industry Concentration	An Acquired Fund may not purchase the securities of any issuer if, as a result of such purchase, such Acquired Fund’s investments would be concentrated in any particular industry. For purposes of this policy, an Acquired Fund may not invest more than 25% of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. government, its agencies or government-sponsored entities or repurchase agreements with respect thereto. For purposes of this policy, pre-refunded bonds will be treated as governmental issues.	The Acquiring Fund may not purchase the securities of any issuer if, as a result of such purchase, the Acquiring Fund’s investments would be concentrated in any particular industry. For purposes of this policy, an Acquired Fund may not invest more than 25% of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. government, its agencies or government-sponsored entities or repurchase agreements with respect thereto. For purposes of this policy, pre-refunded bonds will be treated as governmental issues.
Exercise of Control	An Acquired Fund may not invest in companies for the purpose of exercising control or management.	The Acquiring Fund may not invest in companies for the purpose of exercising control or management.
Tax-Exempt Status	Each Acquired Fund will maintain its status as a tax-exempt fund consistent with (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction. For purposes of this policy, an Acquired Fund will, under normal circumstances, invest at least 80% of its assets in, or derive at least 80% of its income from, securities that are exempt from federal income tax and that do not subject shareholders to federal AMT. Additionally, an Acquired Fund may only invest up to 20% of its assets in securities that are subject to AMT.	The Acquiring Fund will maintain its status as a tax-exempt fund consistent with (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction. For purposes of this policy, the Acquiring Fund will, under normal circumstances, invest at least 80% of its assets in, or derive at least 80% of its income from, securities that are exempt from federal income tax and that do not subject shareholders to federal AMT. The Acquiring Fund may not invest in securities that are subject to AMT.
Non-Fundamental Investment Policies
Securities of Other Investment Companies	An Acquired Fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.	An Acquired Fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

D.	Investment Process

CRMC, the investment adviser to each of the Funds, uses a system of multiple portfolio managers in managing each Fund’s assets. Under this approach, the portfolio of each Fund is divided into segments managed by individual managers who decide how their respective segments will be invested. In addition, CRMC’s investment analysts may make investment decisions with respect to a portion of a Fund’s portfolio. Investment decisions are subject to a Fund’s objectives, policies and restrictions and the oversight of the appropriate investment-related committees of CRMC and its investment divisions.

Each Fund relies on the professional judgment of its investment adviser to make decisions about the Fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is by analyzing various factors, which may include the credit strength of the issuer, prices of similar securities issued by comparable issuers, anticipated changes in interest rates, general market conditions and other factors pertinent to the particular security being evaluated. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

E.	Management

The individuals primarily responsible for the portfolio management of each Fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in the Fund	Primary title with investment adviser
Maryland Fund
Brenda S. Ellerin President	16 years	Partner — Capital Fixed Income Investors
Chad M. Rach	3 years	Partner — Capital Fixed Income Investors
Virginia Fund
Brenda S. Ellerin President	22 years	Partner — Capital Fixed Income Investors
Chad M. Rach	3 years	Partner — Capital Fixed Income Investors
Acquiring Fund
Karl J. Zeile Vice Chairman of the Board and Vice President	12 years	Partner — Capital Fixed Income Investors
Neil L. Langberg President	36 years	Partner — Capital Fixed Income Investors
Brenda S. Ellerin Senior Vice President	17 years	Partner — Capital Fixed Income Investors

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment decision, serve on the Portfolio Strategy Group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes on a range of macroeconomic factors, including duration, yield curve and sector allocation. Where applicable, the investment decisions made by a Fund’s portfolio managers are informed by the investment themes discussed by the group.

Please see “Management and organization” in the Fund Prospectuses for additional information regarding the investment adviser to the Funds and each Fund’s portfolio managers. For additional information, please also see “Management of the fund” in the Fund SAIs.

INFORMATION ABOUT THE REORGANIZATIONS

A.	Summary of the Plan

The following summary of the Plan is qualified in its entirety by reference to the form of the Plan attached to this Combined Proxy Statement/Prospectus as Appendix A.

Under the Plan, the Acquiring Fund will acquire all of the assets, subject to all of the liabilities, of each Acquired Fund in exchange for shares of beneficial interest of the Acquiring Fund. More specifically, the Plan provides for (1) the acquisition by the Acquiring Fund of all of the assets of each Acquired Fund in exchange solely for (a) shares of beneficial interest of the Acquiring Fund and (b) the assumption by the Acquiring Fund of all liabilities of that Acquired Fund, and (2) the distribution by each Acquired Fund of the Acquiring Fund shares to its shareholders pro rata on a class-by-class basis in complete liquidation and dissolution of such Acquired Fund. Subject to the satisfaction of the conditions in the Plan, the Reorganizations are scheduled to occur after the close of business on the Closing Date.

The number of full and fractional shares of each class of the Acquiring Fund you will receive in the Reorganizations will be equal in aggregate net asset value to the aggregate net asset value of your shares of the same class in each Acquired Fund as of the close of business of the NYSE, usually 4:00 p.m., New York time, on the Closing Date. The net asset value per share of each Fund will be determined by dividing its assets, less liabilities, by the total number of its outstanding shares on a class-by-class basis. The method of valuation employed will be in accordance with the valuation procedures of the Acquiring Fund, which are identical to those of each Acquired Fund, and are described in the Acquiring Fund Prospectus and Acquiring Fund SAI. As promptly as practicable after the Closing Date, each Acquired Fund will liquidate and distribute pro rata on a class-by-class basis to its shareholders of record as of the close of business on the Closing Date the shares of the Acquiring Fund received by the Acquired Fund in the applicable Reorganization for each class of shares.

Each Acquired Fund will accomplish the liquidation and dissolution with respect to each class of its shares by the transfer of the Acquiring Fund shares then credited to the account of the Acquired Fund onto the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund’s shareholders. All issued and outstanding shares of the Acquired Funds will simultaneously be canceled on the books of the Acquired Funds. The Acquiring Fund will not issue certificates in connection with such exchange.

After such distribution, the Series will take all necessary steps under Delaware law, its Certificate of Trust and Agreement and Declaration of Trust (collectively, the “Charter”) and any other applicable law to effect a complete termination of the Acquired Funds.

The Acquiring Fund and the Series, on behalf of each Acquired Fund, has made certain standard representations and warranties regarding organization, status, conduct of business and other matters.

Unless waived in accordance with the Plan, the obligations of the Acquiring Fund and the Series are conditioned upon, among other things:

•	the approval of the Plan by Acquired Fund shareholders;
•	the receipt of all necessary consents, orders and permits under federal, state and local laws and regulations;

•	the truth in all material respects as of the Closing Date of the representations and warranties of the Funds;
•	the performance by each Fund of the covenants required by the Plan to be performed and compliance by it with all of the provisions required by the Plan to be complied with;
•	the effectiveness under applicable law of the registration statement of which this Combined Proxy Statement/Prospectus forms a part and the absence of any stop orders under the 1933 Act pertaining thereto;
•	the declaration of a dividend by each Acquired Fund to distribute all of its undistributed net investment income and net capital gains; and
•	the receipt of an opinion of counsel relating to, among other things, the qualification of the Reorganizations as “reorganizations” for federal income tax purposes.

CRMC, as investment adviser to each of the Funds, is party to the Agreement solely with respect to its agreement to pay all fees and expenses directly associated with the Reorganizations, including proxy solicitation costs and other applicable legal and accounting fees. Costs directly related to the Reorganizations, which will be borne by CRMC, are not expected to exceed $200,000. CRMC will not be responsible for paying transaction fees and expenses and dealer markups related to the repositioning of portfolio securities in connection with the Reorganizations, which, as is common practice for mutual fund reorganizations, will be borne by the applicable Funds and their shareholders. Portfolio repositioning costs (including costs associated with the disposition of those portfolio holdings of the Acquired Funds subject to AMT, as described in greater detail below), which will be borne by the Funds, are not expected to be material. Because most of the portfolio holdings of the Acquired Funds are permitted investments of the Acquiring Fund, it is not anticipated that material repositioning of the Acquired Funds’ portfolios will be required in connection with the Reorganizations.

Among the repositioning costs that will be borne by the Acquired Funds in connection with the Reorganizations are transaction fees and expenses and dealer markups related to the disposition of an Acquired Fund’s securities subject to AMT. As described above under “COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS,” while each Acquired Fund may invest up to 20% of its respective assets in securities subject to AMT, the Acquiring Fund is prohibited from owning such securities. Accordingly, if the Reorganizations are approved, the Acquired Funds will be required under the terms of the Plan to liquidate portfolio holdings subject to AMT before the Reorganizations are effected. As of January 31, 2016, approximately 8.3% of the Maryland Fund’s assets and approximately 6.2% of the Virginia Fund’s assets were invested in securities subject to AMT. Because the AMT bonds held by the Acquired Funds are highly liquid and of relatively high quality, it is not expected that any repositioning costs associated with the disposition of these assets will be material. Further, it is anticipated that the sale of each Acquired Fund’s portfolio holdings subject to AMT would result in no adverse tax consequences to Acquired Fund shareholders: although, as of the date of this Combined Proxy Statement/Prospectus, such sales would generate capital gains, any such gains are expected to be completely offset by capital losses, including capital loss carryovers.

The Plan may be terminated and any Reorganization may be abandoned at any time prior to the consummation of such Reorganization, before or after approval by the shareholders of the Acquired Funds, if circumstances should develop that, in the opinion of the Board of the Series or the Board of the Acquiring Fund, make proceeding with a particular Reorganization inadvisable. The Plan provides that the Acquiring Fund and the Series, for and on behalf of either Acquired Fund, may waive compliance with any of the covenants or conditions made therein for its benefit, other than the requirements that: (i) the Plan be approved by shareholders of the Acquired Funds; and (ii) the Acquiring Fund and each Acquired Fund receives an opinion from Morgan, Lewis & Bockius LLP, counsel to the Acquiring Fund, that the transactions contemplated in the Plan will constitute a reorganization for federal income tax purposes.

Approval of the Plan by and for an Acquired Fund will require the affirmative vote of a majority of the outstanding shares of such Acquired Fund, as described in greater detail under “VOTING INFORMATION” below. The Reorganization of each Acquired Fund is not contingent on the approval of the Reorganization of the other Acquired Fund; therefore, the failure of shareholders to approve one Reorganization will not affect the closing of the other Reorganization.

Shareholders of record of the Acquired Funds as of the Closing Date will receive shares of the Acquiring Fund in accordance with the procedures provided for in the Plan, as described above. Each such share will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights.

The Board of the Series, including all of the Independent Trustees, recommends that you vote to approve the Plan and the Reorganizations, as it believes the Reorganizations are in the best interests of each Acquired Fund, as described more fully in “Reasons for the Reorganizations” below.

B.	Description of the Acquiring Fund Shares

The Acquiring Fund is registered with the SEC as an open-end management investment company. The trustees of the Acquiring Fund are authorized to issue an unlimited number of the Acquiring Fund’s shares of beneficial interest, no par value, of separate series and classes. Each share of the Acquiring Fund represents an equal proportionate interest in the Acquiring Fund as each other share, and each such share is entitled to equal voting, dividend, liquidation and redemption rights. Each shareholder of the Acquiring Fund is generally entitled to one vote for each share of the Acquiring Fund that such shareholder owns. The Acquiring Fund’s shares to be issued to each Acquired Fund’s shareholders pursuant to the Reorganizations will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. The voting and dividend rights, rights of redemption and privileges of exchange of Acquiring Fund shares are described in the Fund Prospectuses and Fund SAIs. As further described in the Acquiring Fund Prospectus and Acquiring Fund SAI, the Acquiring Fund’s shares will be sold and redeemed based upon the net asset value per share of the Acquiring Fund’s shares next determined after receipt of a purchase or redemption request.

Like the Series, the Acquiring Fund is a Delaware statutory trust, and the organizational documents of the Acquiring Fund are substantially similar to those of the Series. Accordingly, if the Reorganizations are approved and effected, shareholders of each Acquired Fund will experience no material change with respect to voting rights, quorum requirements, powers of trustees and shareholder liability, among other organizational and governance matters. Shareholders should refer to the provisions of the governing documents of the Series and the Acquiring Fund and the relevant state law for a more thorough comparison.

The Acquiring Fund offers Class A, Class B, Class C, Class F-1, Class F-2 and Class R-6 shares. Class B shares are offered by the Acquiring Fund only by exchange of Class B shares of other American Funds. Class R-6 shares of the Acquiring Fund are generally available only to the American Funds Portfolio Series and other registered investment companies approved by the Acquiring Fund’s investment adviser or distributor.

Each Acquired Fund offers Class A, Class B, Class C, Class F-1 and Class F-2 shares. As is the case with the Acquiring Fund, Class B shares of an Acquired Fund may not be purchased or acquired, except by exchange from Class B shares of another fund in the American Funds family.

Class B shares of each Acquired Fund and the Acquiring Fund automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. Class C shares of each Acquired Fund and the Acquiring Fund automatically convert to Class F-1 shares in the month of the ten-year anniversary of the purchase date. As described in the Acquiring Fund SAI, the Board of the Acquiring Fund reserves the right, at any time and without shareholder approval, to change the conversion feature of the Class C shares of the Acquiring Fund, including, without limitation, by providing for conversion into a different share class or for no conversion at all.

If the Reorganizations are approved and effected, full and fractional shares of the Class A, Class B, Class C, Class F-1 and Class F-2 shares of the Acquiring Fund, as applicable, will be issued to each Acquired Fund’s shareholders in accordance with the procedures detailed in the Plan. The Acquiring Fund does not issue share certificates. The shares of the Acquiring Fund will be issued to Acquired Fund shareholders and recorded on the shareholder records of AFS, the Acquiring Fund’s transfer agent (which, for the avoidance of doubt, is also the transfer agent of each of the Acquired Funds).

C.	Reasons for the Reorganizations

As of January 31, 2016, the Acquiring Fund had total net assets of approximately $11.6 billion, while the Maryland Fund and the Virginia Fund had approximately $316 million and approximately $487 million in total net assets, respectively. Each Acquired Fund is relatively small, including in comparison to the Acquiring Fund, and the Board of the Series and CRMC, as investment adviser to each of the Funds, believe that the Acquired Funds have limited opportunities for future growth. Additionally, given the limited investable universe of each of the Acquired Funds, the strong financial standing of the states of Maryland and Virginia, and recent developments in the municipal securities market, it has become increasingly more challenging to identify suitable, value-added investment opportunities for the Acquired Funds than for the Acquiring Fund. Among other things, if the Reorganizations are effected, Acquired Fund shareholders would benefit from the economies of scale and operational and administrative efficiencies resulting from the Reorganizations. Additionally, although past results are not predictive of future results, Acquired Fund shareholders stand to benefit from potentially stronger investment results of the Acquiring Fund due in part to the natural diversification associated with investing in a broad-based investable universe rather than one largely limited to investments in a single state.

For these and other reasons, CRMC proposed the Reorganizations to the Boards of the Acquiring Fund and the Series. The Plan and the proposed Reorganizations were presented for consideration to, and were approved by, the Board of the Series, for and on behalf of each Acquired Fund, at a meeting of the Board on March 17, 2016. The Plan and the proposed Reorganizations were also presented for consideration to the Board of the Acquiring Fund, which unanimously approved the proposal by written consent on March 17, 2016.

After careful consideration and deliberation following presentations by, and discussions with, CRMC (including discussions at prior board meetings — on December 17, 2015 in the case of the Board of the Series, and on December 4, 2015 and January 27, 2016 in the case of the Board of the Acquiring Fund — and other ad hoc discussions), the Boards, including all Independent Trustees of each Board, determined that (i) each of the proposed Reorganizations is in the best interests of each affected Fund that the respective Board oversees, and (ii) each of the proposed Reorganizations, if effected, would not result in the dilution of the interests of such Fund’s shareholders.

In reaching its determinations with respect to the Reorganizations, the Board of the Series considered a number of factors, including, without limitation, the following:

•	developments in the municipal securities market;

•	the elimination of relatively small product offerings with potentially limited opportunities for future growth;
•	the relative sizes of the Acquiring Fund and each Acquired Fund, and the potential economies of scale resulting from the proposed Reorganizations;
•	the investment objectives, strategies and policies of the Funds;
•	the risk profile of the Acquiring Fund relative to that of the Acquired Funds;
•	the investment results of the Acquiring Fund as compared with those of each Acquired Fund and its peer group;
•	the effect the Reorganizations are estimated to have on annual fund operating expenses, shareholder fees and expenses of the combined Acquiring Fund;
•	the investment adviser and other service providers of the Acquiring Fund (and their respective fee arrangements with the Acquiring Fund) are identical to those of the Acquired Funds;
•	CRMC’s value proposition as an active manager for Acquired Fund shareholders, for many of whom investments in the Acquired Funds are only a part of a much broader relationship with the American Funds family;
•	the direct and indirect federal income tax consequences of the Reorganizations, including the availability of capital loss carryovers;
•	the Reorganizations are intended to qualify as reorganizations for federal income tax purposes, pursuant to which shareholders of the Acquired Funds would become shareholders of the Acquiring Fund without recognizing gain or loss for federal income tax purposes;
•	CRMC will pay all fees and expenses directly associated with the Reorganizations, including proxy solicitation costs and other applicable legal and accounting fees, but excluding transaction fees and expenses related to portfolio repositioning in connection with the Reorganizations, which will be borne by the applicable Funds;
•	any potential dilutive effects of the Reorganizations; and
•	the lack of other strategic alternatives that would better serve the interests of Acquired Fund shareholders.

The Board considered the potential consequences to shareholders of the Acquired Funds from each of the Reorganizations. In their deliberations, each trustee may have attributed different weights to the various factors, and no factor alone was considered determinative. The trustees evaluated all information available to them, and their determinations were made separately with respect to each Acquired Fund. The trustees also took into account those interests of the Acquired Funds that were in common with those of the Acquiring Fund.

With respect to each of the Acquired Funds, the Board of the Series noted that the Acquired Funds are relatively small, and that the Board and CRMC, as investment adviser, believe that the Acquired Funds have limited opportunities for future growth. Further, the Board considered the investment objectives, restrictions and policies of the Funds and noted that, although there are minor differences in the investment objectives and strategies of the Funds, with one exception, the investment objectives, restrictions and policies of the Acquired Funds are not materially different than those of the Acquiring Fund.

The Board noted that each of the Funds is a tax-exempt municipal bond fund with similar investment objectives. Each Fund seeks to provide shareholders with a high level of tax-exempt current income, consistent with the preservation of capital. However, while the Acquired Funds seek to provide current income exempt from both regular federal and state-specific income taxes, the Acquiring Fund seeks to provide current income exempt only from federal income tax without any single-state restrictions or requirements. In accordance with its investment objectives, each of the Maryland Fund and the Virginia Fund must invest at least 80% of its assets in, or derive at least 80% of its income from, securities that are exempt from both federal and Maryland or Virginia income taxes, as applicable. The Acquiring Fund is not subject to a similar state-specific investment restriction. Accordingly, the Board noted that shareholders of the Acquired Funds who become shareholders of the Acquiring Fund as a result of the proposed Reorganizations will not receive income or dividends that are designed to be exempt from any particular state’s personal income tax. However, the Board noted that, for a number of reasons, this difference would not materially detriment Acquired Fund shareholders if the Reorganizations are effected.

In certain respects, if the proposed Reorganizations are effected, Acquired Fund shareholders would benefit from the Acquiring Fund’s relatively lower risk investment profile. The Board considered that, because the Acquired Funds invest in a single state with a more limited universe of issuers, the Acquiring Fund’s assets are more diversified. If the proposed Reorganizations are effected, the lack of a state-specific investment requirement would benefit Acquired Fund shareholders by functionally mitigating geographic concentration risk. In addition, the Board noted that the Acquired Funds and the Acquiring Fund are also subject to different ratings restrictions, which, in practice, may permit the Acquired Funds to maintain lower-rated (and potentially riskier) portfolios. The Acquired Funds are required to invest at least 65% of their respective assets in debt securities rated BBB- or better or Baa3 or better. The Acquiring Fund, in turn, must invest at least 65% of its assets in debt securities rated A- or better or A3 or better. In effect, the Acquiring Fund is required to maintain a higher-rated investment portfolio, whereas the Acquired Funds may (but will not necessarily) invest in securities with a wider range of credit ratings. The Acquired Funds have greater flexibility to invest in a broader range of issuers, which, in turn, allows for investment portfolios with potentially riskier profiles. That being the case, if the Reorganizations are consummated, Acquired Fund shareholders with a lower tolerance for risk would benefit from greater certainty as to the relatively lower level of issuer risk inherent in the Acquiring Fund’s portfolio.

The Board further noted that, unlike the Acquired Funds, which are permitted to invest up to 20% of their respective assets in securities that may subject shareholders to federal AMT, the Acquiring Fund is prohibited from investing in bonds that may generate AMT. Because the Acquiring Fund does not invest in securities subject to AMT, if the Reorganizations are effected, Acquired Fund shareholders would benefit from reduced exposure to AMT and a greater proportion of current income exempt from federal income tax. This benefit would offset, at least in part, the increased exposure of Acquired Fund shareholders to state-specific income taxes on account of the Acquiring Fund’s lack of a single-state investment restriction of the type applicable to the Acquired Funds.

The Board noted information in its meeting materials explaining that, as a result of their larger size, the corresponding share classes of the Acquiring Fund currently have lower expense ratios (including significantly lower management fees) than those of the Acquired Funds. If the proposed Reorganizations are effected (and assuming the assets under management of each Fund remain unchanged), the expense ratios of the combined Acquiring Fund would be further reduced.

The Board noted favorably that CRMC has agreed to pay all fees and expenses directly associated with the Reorganizations (estimated to be no greater than $200,000), including proxy solicitation costs, but excluding transaction fees and expenses and dealer markups related to the disposition and acquisition of Fund assets in connection with the Reorganizations, which, as is common practice for mutual fund reorganizations, will be borne by the applicable Funds and, in turn, by shareholders. The Board acknowledged and took note of CRMC’s position that, because most of the holdings of the Acquired

Funds are permitted investments for the Acquiring Fund, it is not anticipated that there will be material repositioning of the Funds in connection with the proposed Reorganizations.

Relatedly, the Board noted that, if the proposed Reorganizations are approved, each Acquired Fund will be required to liquidate its portfolio holdings subject to AMT before the Reorganizations are effected because the Acquiring Fund is prohibited from investing in and holding such securities. Costs associated with the disposition of securities subject to AMT will be borne by the Maryland Fund and the Virginia Fund, as applicable. The Board noted CRMC’s view that, because the AMT bonds held by the Acquired Funds are highly liquid and of relatively high quality, it is not expected that any repositioning costs associated with the disposition of these assets will be material. Although the sale of each Acquired Fund’s portfolio holdings subject to AMT is expected to generate capital gains, any such gains are expected to be completely offset by capital losses, including available capital loss carryovers.

The Board also noted favorably that the Reorganizations are intended to be structured as reorganizations for federal income tax purposes for the Funds and their shareholders. Additionally, the Board noted that the Acquiring Fund would succeed to the tax attributes, including capital loss carryovers, of each Acquired Fund, and, although certain limitations may apply, it is generally not expected that significant capital loss carryovers will be forfeited as a result of the Reorganizations.

IN LIGHT OF THE CONSIDERATIONS SET FORTH ABOVE, THE BOARD OF THE SERIES, INCLUDING ITS INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED FUNDS APPROVE THE PLAN AND THE RESULTING REORGANIZATIONS.

D.	Federal Income Tax Consequences

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganizations and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (the “IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisors as to the federal, state, local, foreign and other tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

Qualification as reorganizations. Each Reorganization is intended to qualify for federal income tax purposes as a “reorganization” pursuant to Section 368(a) of the Code. As a condition to the closing of each Reorganization, the applicable Acquired Fund and the Acquiring Fund will receive a legal opinion from Morgan, Lewis & Bockius LLP substantially to the effect that, for federal income tax purposes:

(1)	the transfer of all the Acquired Fund’s assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Acquired Fund’s liabilities, followed by a distribution of those shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;
(2)	no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;
(3)	the tax basis in the hands of the Acquiring Fund of each asset of the Acquired Fund acquired by the Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by such Acquired Fund upon the transfer;

(4)	the holding period of each asset of the Acquired Fund in the hands of the Acquiring Fund, other than assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which the asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset);
(5)	no gain or loss will be recognized by the Acquired Fund upon the transfer of all its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of shares of the Acquiring Fund by the Acquired Fund to its shareholders in complete liquidation, except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (c) any other gain or loss that may be required to be recognized (i) as a result of the closing of the Acquired Fund’s taxable year or (ii) upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;
(6)	no gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their shares of the Acquired Fund for shares of the Acquiring Fund as part of the Reorganization;
(7)	the aggregate tax basis of the shares of the Acquiring Fund that each shareholder of the Acquired Fund receives in the Reorganization will be the same as the aggregate tax basis of its shares of the Acquired Fund exchanged therefor; and
(8)	the holding period of each shareholder of the Acquired Fund for its shares of the Acquiring Fund received in the Reorganization will include the holding period for the shares of the Acquired Fund exchanged therefor, provided that the shareholder of the Acquired Fund held such shares of the Acquired Fund as capital assets on the date of the exchange.

The opinion will be conditioned upon, among other things, certain factual certifications made by each Acquired Fund and the Acquiring Fund and will also be based on customary assumptions.

It is possible that the IRS could disagree with the opinion of legal counsel. Opinions of counsel are also not binding upon the IRS or the courts. If the Reorganizations were consummated but the IRS or the courts were to determine that the Reorganizations did not qualify as reorganizations under the Code, and, in effect, were taxable exchanges, each Acquired Fund would recognize gain or loss on the transfer of its respective assets to the Acquiring Fund, and each shareholder of the Acquired Funds that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it received.

Final distributions. Prior to the closing of the Reorganizations, each Acquired Fund will, and the Acquiring Fund may, declare one or more dividends and/or other distributions to shareholders that, together with all previous such dividends and distributions (and deemed dividends and distributions), will have the effect of distributing to shareholders (i) all of its investment company taxable income (computed without regard to any deduction for dividends paid) for taxable years ending on or prior to the Closing Date, as well as (ii) all of its net capital gains, if any, recognized in taxable years ending on or prior to the Closing Date (after reduction for any capital losses carried over, or otherwise deferred, and used to offset capital gains in those taxable years). These distributions may be taxable to shareholders.

Repositioning of an Acquired Fund’s Portfolio Assets. Because most of the holdings of the Acquired Funds are permitted investments for the Acquiring Fund, it is not anticipated that there will be any material repositioning of the Funds’ portfolios in connection with the proposed Reorganizations. However, a portion of each Acquired Fund’s portfolio assets will be sold as distinct from normal portfolio turnover in the ordinary course of business. As described under “INFORMATION ABOUT THE REORGANIZATIONS — Summary of the Plan,” because the Acquiring Fund is prohibited from investing in and holding securities subject to AMT, if the Reorganizations are approved, each Acquired Fund will be required to liquidate its portfolio holdings subject to AMT before the Reorganizations are effected. These sales may result in the realization of capital gains, which, to the extent not offset by available capital loss carryovers, would be distributed to shareholders. The amount of any capital gains that may be realized and distributed to Acquired Fund shareholders will depend upon a variety of factors, including the Acquired Fund’s net unrealized appreciation in the value of its portfolio assets when the assets are sold.

As of January 31, 2016, approximately 8.3% of the Maryland Fund’s assets and 6.2% of the Virginia Fund’s assets were invested in securities subject to AMT. Taking into account each Acquired Fund’s net unrealized gain positions in portfolio assets subject to AMT on a tax basis at January 31, 2016 — approximately $955,000 in the case of the Maryland Fund and approximately $2,121,000 in the case of the Virginia Fund — and the capital loss carryovers available as of such date to offset any capital gains realized by each Acquired Fund, it is not anticipated that these sales of portfolio assets prior to the closing of the Reorganizations should result in any capital gains distributions to shareholders. To the contrary, it is expected that any such realized gains will be completely offset by the respective Acquired Fund’s capital losses. Transaction costs might also be incurred as a result of the required repositioning of each Acquired Fund’s portfolio holdings subject to AMT; however, because the AMT bonds held by the Acquired Funds are highly liquid and of relatively high quality, CRMC believes that any repositioning costs associated with the disposition of these assets will be immaterial in amount.

General Limitations on Capital Losses. The Acquiring Fund’s ability to carry forward and use pre-Reorganization capital losses of either the Acquiring Fund or either Acquired Fund may be limited.

In the Reorganizations, the Acquiring Fund will succeed to the tax attributes, including capital loss carryovers, of each Acquired Fund. The capital loss carryovers of each Fund will be available to offset future gains recognized by the combined, post-Reorganization Acquiring Fund, but subject to the limitations under the Code described below. Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become temporarily or permanently unavailable, the effect of which may be to temporarily or permanently increase the taxable gains recognized by the combined, post-Reorganization Acquiring Fund and its shareholders after the Closing Date. At January 31, 2016, the Maryland Fund and the Virginia Fund had aggregate capital loss carryovers of approximately $7,370,000 and $5,815,000, respectively.

In the taxable year of the Acquiring Fund in which the Reorganizations occur, the Acquiring Fund will be able to use carryforwards of the Acquired Funds’ capital losses (including from the Acquired Funds’ short taxable years ending on the Closing Date), subject to the limitations described in the following paragraphs, to offset only a prorated portion of the Acquiring Fund’s capital gains for such taxable year, based on the number of days remaining in such taxable year after the Closing Date.

Capital losses of the Funds arising in the taxable years ending July 31, 2012 and thereafter may be carried forward indefinitely to offset future capital gains; capital losses arising in earlier taxable years generally may be carried forward only to each of the eight taxable years succeeding the loss year.[1] A Fund’s capital loss carryovers are subject to an annual limitation if that Fund undergoes a more than 50%

[1] Capital losses incurred in those earlier taxable years may not be used to offset capital gains until all net capital losses arising in the taxable years ending July 31, 2012 and thereafter have been utilized. As a result, some net capital loss carryovers incurred in those earlier taxable years may expire. Of the Maryland Fund’s aggregate capital loss carryovers of approximately $7,370,000 at January 31, 2016, approximately $2,344,000 were generated in those earlier taxable years and not yet utilized. None of the Virginia Fund’s aggregate capital loss carryovers of approximately $5,815,000 at January 31, 2016 were generated in those earlier taxable years; accordingly, all such losses may be carried over indefinitely.

change in ownership. The Reorganizations will be treated as resulting in a more than 50% “change of ownership” of each of the Acquired Funds. Accordingly, the Acquiring Fund’s ability to use the capital loss carryovers of each Acquired Fund, increased by any current year loss or decreased by any current year gain, and potentially increased by any net unrealized depreciation in the value of the Acquired Fund’s portfolio investments (collectively, its “aggregate capital loss carryovers”), is expected to become subject to an annual limitation. This limitation may be prorated in the taxable year of the Acquiring Fund that includes the Closing Date based on the number of days remaining after the Closing Date in such taxable year. Additionally, if, as to each Reorganization, any Fund has a net unrealized built-in gain at the time of the Closing Date, for five years after the Closing Date, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built-in losses”) of the other Fund. The Reorganization of the Maryland Fund may result in an earlier expiration of the Maryland Fund’s capital loss carryovers from taxable years ended July 31, 2011 and earlier because that Reorganization is expected to cause the Maryland Fund’s tax year to close.

The limitations on use of an Acquired Fund’s aggregate capital loss carryovers may result in a delay in the ability of the combined, post-Reorganization Acquiring Fund to utilize such carryovers, depending on the circumstances at the time of the closing of the Reorganizations. This delay might be viewed as reducing the available tax benefits for the shareholders of the Acquired Funds, although such capital loss carryovers are a tax benefit only to the extent such losses offset future capital gains. In addition, the aggregate capital loss carryovers of the Acquiring Fund, if any, resulting from the realization of its unrealized depreciation in value of investments will, subject to certain limitations, be available to the shareholders of the combined, post-Reorganization Acquiring Fund after the Closing Date of the Reorganizations.

This discussion relates only to the federal income tax consequences of the Reorganizations and does not take into account the particular facts and circumstances applicable to any individual shareholder. Accordingly, you should consult your own tax advisor regarding the effect, if any, of the Reorganizations in light of your particular circumstance, as well as the consequences of the Reorganizations to you under applicable state, local, foreign and other tax laws.

ADDITIONAL INFORMATION ABOUT THE FUNDS

A.	Information Incorporated by Reference

Additional information about the Acquiring Fund is included in the Acquiring Fund Prospectus (a copy of which accompanies this Combined Proxy Statement/Prospectus), the Acquiring Fund SAI, the annual report to shareholders of the Acquiring Fund for the fiscal year ended July 31, 2015, and the semiannual report to shareholders of the Acquiring Fund for the six-month period ended January 31, 2016.

Additional information about the Acquired Funds is included in the Acquired Fund Prospectuses, the Series SAI, the annual report to shareholders of the Series for the fiscal year ended July 31, 2015, and the semiannual report to shareholders of the Series for the six-month period ended January 31, 2016.

Additional information about the Acquiring Fund and each Acquired Fund is included in the Reorganization SAI.

Each of these documents has been filed with the SEC and is incorporated by reference herein. Copies of these documents, as well as the statement of additional information related to this Combined Proxy Statement/Prospectus, are available upon request and without charge by writing to the secretary of the applicable Fund at 333 South Hope Street, 55th Floor, Los Angeles, California 90071 or by calling AFS, toll free, at (800) 421-4225. Each of these documents (other than the statement of additional information relating to this Combined Proxy Statement/Prospectus) may also be obtained free of charge by visiting the American Funds website at www.americanfunds.com. A copy of the Acquiring Fund’s prospectus is also enclosed with this Combined Proxy Statement/Prospectus.

The Series and the Acquiring Fund are subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information, including charter documents, proxy materials and information statements, with the SEC. Copies of each of the documents incorporated by reference herein, along with the reports and other information filed by the Series and the Acquiring Fund, are available on the EDGAR database on the SEC’s website at www.sec.gov. You can also copy and review any of the above-referenced documents at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please call the SEC at (202) 551-8090. You may obtain copies of any of these documents, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549.

B.	Distribution and Shareholder Servicing Arrangements

CRMC is the investment adviser to each of the Funds, and all three Funds employ affiliates of CRMC for share distribution, transfer agency and shareholder servicing functions. American Funds Distributors, Inc. serves as the distributor of each Fund’s shares and, as transfer agent for each of the Funds, AFS provides shareholder services to shareholders of all three Funds. The distribution and shareholder servicing arrangements for each class of the Acquired Funds are identical to those of the corresponding class of the Acquiring Fund. Accordingly, if the Reorganizations are effected, current shareholders of the Acquired Funds are expected to continue to receive the same shareholder services that they presently receive with no material differences in quantity or quality of shareholder support.

C.	Purchase, Redemption and Exchange Policies

The procedures for making purchases, redemptions and exchanges of the Acquired Funds are identical to those of the Acquiring Fund. In general, you may purchase or redeem Fund shares on any business day (a) through your dealer or financial advisor; (b) by writing to AFS, the Fund’s transfer agent; or (c) after you open an account, by telephoning or faxing AFS or via the Internet.

The minimum amount to establish an account for all share classes of each Acquired Fund is $1,000, while the minimum amount to establish an account for all share class of the Acquiring Fund is $250. However, for each Fund, the minimum amount that may be added to an account is $50.

Please see “Purchase, exchange and sale of shares” and “How to sell shares” in the Fund Prospectuses for additional information regarding the procedures for purchasing, redeeming and exchanging shares of the Funds, including information regarding the potential consequences of frequent trading in Fund shares. For additional information, please also see “Purchase and exchange of shares” and “Selling shares” in the Fund SAIs.

D.	Valuation Policies and Procedures

The Funds have all adopted the same pricing procedures. The net asset value of each share class of a Fund is the value of a single share of that class. Each Fund calculates the net asset value each day the NYSE is open for trading as of approximately 4:00 p.m., New York time, the normal close of regular trading. Assets are valued primarily on the basis of market quotations. However, each Fund has adopted procedures for making fair value determinations if market quotations are not readily available or are not considered reliable.

Please see “Purchase, exchange and sale of shares – Valuing shares” in the Fund Prospectuses for additional information regarding each Fund’s pricing procedures. For additional information, please also see “Price of shares” in the Fund SAIs.

E.	Dividend and Distribution Policies; Taxation of Distributions

Each Fund declares daily dividends from net investment income and distributes the accrued dividends, which may fluctuate, to shareholders each month. Generally, dividends begin accruing on the day payment for shares is received by the Fund or by AFS, as transfer agent, on its behalf. Capital gains, if any, are usually distributed in November (or, in the case of the Acquiring Fund, in November or December). When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment. Shareholders may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of the Acquired Fund or other American Funds, or may elect to receive such dividends and/or distributions in cash.

Each of the Funds is a municipal bond fund. Fund distributions of interest on municipal bonds are generally not subject to federal income tax. However, each Fund may distribute taxable dividends, including distributions of short-term capital gains, which are subject to federal taxation as ordinary income. Each Fund’s distributions of net long-term capital gains are taxable as long-term capital gains for federal income tax purposes.

The Acquiring Fund is prohibited from investing in securities that may subject shareholders to AMT. Each Acquired Fund, however, may invest up to 20% of its net assets in securities subject to AMT, and, accordingly, distributions derived from interest on certain bonds held by an Acquired Fund may be subject to federal AMT.

It is anticipated that federal exempt-interest dividends paid by the Funds and derived from interest on bonds exempt from Maryland or Virginia income tax, as applicable, will also be exempt from Maryland or Virginia state and local income taxes. To the extent a Fund’s dividends are derived from interest on debt obligations not exempt from Maryland or Virginia income tax, as applicable, such dividends will be subject to Maryland or Virginia state and local income taxes.

Moreover, any federally taxable dividends and capital gain distributions may also be subject to state and local taxes.

Please see “Tax information” and “Distributions and taxes” in the Fund Prospectuses for additional information regarding the dividend and distribution policies of the Funds and related tax implications. For additional information, please also see “Taxes and distributions” in the Fund SAIs.

F.	Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of any Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information. Please see the section captioned “Other compensation to dealers” in the Fund SAIs for additional information.

G.	Financial Highlights for the Acquiring Fund

The financial highlights of the Acquiring Fund are provided on the following pages. The financial highlights tables are intended to help you understand the Acquiring Fund’s results for the past five fiscal years and for the six-month period ended January 31, 2016. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Acquiring Fund (assuming reinvestment of all dividends and capital gain distributions). Where indicated, figures in the tables reflect the impact, if any, of certain reimbursements and/or waivers from CRMC. For more information about these reimbursements and/or waivers, see the Acquiring Fund’s statement of additional information and annual reports, each of which are incorporated by reference herein. The information in the financial highlights tables for each period presented (except for the six months ended January 31, 2016) has been audited by PricewaterhouseCoopers LLP, whose current report, along with the Acquiring Fund’s financial statements, are included in the statement of additional information for the Acquiring Fund, which is available upon request. The information for the six-month period presented has been derived from the Acquiring Fund’s unaudited financial statements and includes all adjustments that management considers necessary for a fair presentation of such information for the period presented.

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets	Portfolio turnover rate
Class A:
1/31/2016[3,4]	$12.96	$.21	$ .22	$ .43	$(.21)	$13.18	3.35%[5]	$7,948	.54%[6]	3.22%[6]	9%[5]
7/31/2015	12.92	.42	.04	.46	(.42)	12.96	3.62	7,385.54		3.28	14
7/31/2014	12.44	.45	.48	.93	(.45)	12.92	7.60	6,772.56		3.57	10
7/31/2013[4,7]	13.08	.40	(.64)	(.24)	(.40)	12.44	(1.93)[5]	6,984	.55[6]	3.35[6]	16[5]
8/31/2012	12.26	.47	.82	1.29	(.47)	13.08	10.71	7,445.55		3.73	14
8/31/2011	12.53	.48	(.27)	.21	(.48)	12.26	1.85	6,557.55		4.01	12
Class B:
1/31/2016[3,4]	12.96	.16	.22	.38	(.16)	13.18	2.97[5]	5	1.28[6]	2.49[6]	9[5]
7/31/2015	12.92	.33	.04	.37	(.33)	12.96	2.85	7	1.28	2.55	14
7/31/2014	12.44	.35	.48	.83	(.35)	12.92	6.81	13	1.30	2.84	10
7/31/2013[4,7]	13.08	.31	(.64)	(.33)	(.31)	12.44	(2.59)[5]	20	1.30[6]	2.61[6]	16[5]
8/31/2012	12.26	.38	.82	1.20	(.38)	13.08	9.90	30	1.29	3.01	14
8/31/2011	12.53	.39	(.27)	.12	(.39)	12.26	1.08	40	1.30	3.26	12
Class C:
1/31/2016[3,4]	12.96	.16	.22	.38	(.16)	13.18	2.95[5]	379	1.33[6]	2.43[6]	9[5]
7/31/2015	12.92	.32	.04	.36	(.32)	12.96	2.80	349	1.33	2.50	14
7/31/2014	12.44	.35	.48	.83	(.35)	12.92	6.75	325	1.35	2.79	10
7/31/2013[4,7]	13.08	.31	(.64)	(.33)	(.31)	12.44	(2.64)[5]	375	1.34[6]	2.56[6]	16[5]
8/31/2012	12.26	.37	.82	1.19	(.37)	13.08	9.85	420	1.34	2.94	14
8/31/2011	12.53	.39	(.27)	.12	(.39)	12.26	1.03	370	1.35	3.21	12

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets	Portfolio turnover rate
Class F-1:
1/31/2016[3,4]	$12.96	$.20	$ .22	$ .42	$(.20)	$13.18	3.29%[5]	$1,684	.66%[6]	3.09%[6]	9%[5]
7/31/2015	12.92	.41	.04	.45	(.41)	12.96	3.49	1,474.67		3.16	14
7/31/2014	12.44	.43	.48	.91	(.43)	12.92	7.46	1,389.68		3.46	10
7/31/2013[4,7]	13.08	.39	(.64)	(.25)	(.39)	12.44	(2.05)[5]	1,659	.68[6]	3.21[6]	16[5]
8/31/2012	12.26	.46	.82	1.28	(.46)	13.08	10.59	1,526.66		3.62	14
8/31/2011	12.53	.47	(.27)	.20	(.47)	12.26	1.73	1,356.66		3.90	12
Class F-2:
1/31/2016[3,4]	12.96	.22	.22	.44	(.22)	13.18	3.42[5]	1,222	.40[6]	3.36[6]	9[5]
7/31/2015	12.92	.44	.04	.48	(.44)	12.96	3.76	990.41		3.42	14
7/31/2014	12.44	.46	.48	.94	(.46)	12.92	7.74	662.42		3.70	10
7/31/2013[4,7]	13.08	.42	(.64)	(.22)	(.42)	12.44	(1.81)[5]	327	.42[6]	3.49[6]	16[5]
8/31/2012	12.26	.49	.82	1.31	(.49)	13.08	10.88	239.40		3.87	14
8/31/2011	12.53	.50	(.27)	.23	(.50)	12.26	1.99	196.41		4.15	12
Class R-6:
1/31/2016[3,4]	12.96	.23	.22	.45	(.23)	13.18	3.48[5]	317	.30[6]	3.47[6]	9[5]
7/31/2015	12.92	.46	.04	.50	(.46)	12.96	3.86	270.30		3.52	14
7/31/2014	12.44	.48	.48	.96	(.48)	12.92	7.86	165.31		3.81	10
7/31/2013[4,7]	13.08	.43	(.64)	(.21)	(.43)	12.44	(1.71)[5]	115	.31[6]	3.58[6]	16[5]
8/31/2012[4,8]	12.94	.14	.15	.29	(.15)	13.08	2.25[5]	42	.09[5]	1.15[5]	14

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Unaudited.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Not annualized.
[6]	Annualized.
[7]	In 2013, the Acquiring Fund changed its fiscal year-end from August to July.
[8]	Class R-6 shares were offered beginning May 11, 2012.

CAPITALIZATION

Only shareholders of record at the close of business on [March 31], 2016 will be entitled to receive notice of, and to vote at, the Special Meeting.

The following table shows (1) the audited capitalization of each Acquired Fund and the Acquiring Fund as of January 31, 2016 and (2) the unaudited pro forma combined capitalization of the Acquiring Fund as of that date, giving effect to the proposed acquisition of Acquired Fund assets in connection with the Reorganizations at net asset value. The pro forma net asset values per share assume the issuance of shares of the Acquiring Fund, which would have occurred at January 31, 2016 in connection with the proposed Reorganizations. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be issued and received by shareholders of the Acquired Funds on the Closing Date, and the information should not be relied upon to reflect the number of shares of the Acquiring Fund that will actually be issued and received.

	Maryland Fund	Virginia Fund	Acquiring Fund	Pro Forma Adjustments*	Acquiring Fund (pro forma combined)
Class A
Net Assets (000s)	$241,987	$373,903	$7,947,753	—	$8,563,643
Shares Outstanding (000s)	15,152	22,053	603,050	9,524	649,779
Net Asset Value per Share**	$15.97	$16.95	$13.18	—	$13.18

Class B
Net Assets (000s)	$322	$344	$5,229	—	$5,895
Shares Outstanding (000s)	20	20	397	11	448
Net Asset Value per Share**	$15.97	$16.95	$13.18	—	$13.18

Class C
Net Assets (000s)	$29,387	$36,048	$378,547	—	$443,982
Shares Outstanding (000s)	1,840	2,126	28,723	999	33,688
Net Asset Value per Share**	$15.97	$16.95	$13.18	—	$13.18

Class F-1
Net Assets (000s)	$15,756	$20,778	$1,684,138	—	$1,720,672
Shares Outstanding (000s)	986	1,226	127,787	560	130,559
Net Asset Value per Share**	$15.97	$16.95	$13.18	—	$13.18

Class F-2
Net Assets (000s)	$28,274	$56,296	$1,222,084	—	$1,306,654
Shares Outstanding (000s)	1,770	3,321	92,728	1,326	99,145
Net Asset Value per Share**	$15.97	$16.95	$13.18	—	$13.18

Class R-6
Net Assets (000s)	—	—	$317,458	—	$317,458
Shares Outstanding (000s)	—	—	24,088	—	24,088
Net Asset Value per Share**	—	—	$13.18	—	$13.18

Total Net Assets	$315,726	$487,369	$11,555,209	—	$12,358,304

* No adjustments have been made with respect to the cost of the Reorganizations because CRMC has agreed to pay all fees and expenses directly associated with the Reorganizations, including proxy solicitation costs and other applicable legal and accounting fees.

** Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

VOTING INFORMATION

General. This Combined Proxy Statement/Prospectus is being furnished in connection with the proposed Reorganizations and the solicitation of proxies by the Board of the Series, for and on behalf of each Acquired Fund, for use at the Special Meeting. This Combined Proxy Statement/Prospectus, along with a Notice of Special Meeting of Shareholders and a proxy card, is first being mailed to shareholders of the Acquired Funds on or about April [22], 2016.

Record Date. Only shareholders of record of an Acquired Fund at the close of business on [March 31], 2016 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting for that Acquired Fund, and any adjournments or postponements thereof. As of the Record Date, the Maryland Fund had [T/K] shares outstanding and the Virginia Fund had [T/K] shares outstanding.

Proxy Solicitation. Proxies are being solicited primarily by mail. However, additional solicitations may be made by telephone, email or other personal contact by proxy soliciting firms retained by the Funds or by officers or employees of CRMC and its affiliates, who will not be paid for such services. [Computershare Fund Services (“Computershare”)], a professional proxy solicitor firm, has been retained to assist in the solicitation of proxy cards primarily by contacting shareholders by mail and, if necessary, by telephone and facsimile. [Computershare], among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third party shareholder information; and (iii) required to comply with applicable state telemarketing laws. The cost of retaining such proxy solicitor is estimated to be between $100,000 and $120,000. The cost of retaining such proxy solicitor will be deemed an expense relating directly to the Reorganizations, which will be paid by CRMC.

As the date of the Special Meeting approaches, shareholders of each Acquired Fund may receive a call from a representative of CRMC, an affiliate of CRMC or [Computershare] (each a “Solicitor”) if the Acquired Fund has not yet received their votes. Authorization to permit a Solicitor to execute proxies may be obtained by telephonic or electronically-transmitted instructions from shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. CRMC, as investment adviser to the Acquired Funds, believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, a Solicitor is required to obtain information from the shareholder to verify his or her identity and authority to vote the shares (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), and to confirm that the shareholder has received this Combined Proxy Statement/Prospectus in the mail.

If the shareholder information solicited agrees with the information provided to the Solicitor by an Acquired Fund, the Solicitor has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder’s instructions on each proposal. The Solicitor, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Combined Proxy Statement/Prospectus. The Solicitor will record the shareholder’s instructions on the card. Within 72 hours, the Solicitor will send the shareholder a letter to confirm the shareholder’s vote and asking the shareholder to call a Solicitor immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Revocation of Proxies. Your latest vote is the one that counts. If you execute, date and submit a proxy card, you may revoke or change your vote by (i) submitting to the Acquired Funds a subsequently executed and dated proxy card, (ii) delivering to the Acquired Funds a written notice of revocation at the address set forth on the cover of this Combined Proxy Statement/Prospectus or (iii) otherwise giving notice of revocation in an open meeting, in each case prior to the exercise of the authority granted in the proxy card. Alternatively, if you vote by telephone or through the Internet, you may revoke those instructions by submitting timely subsequent voting instructions by telephone or Internet, or by completing, signing and returning a proxy card dated as of a date that is later than your last telephone or Internet vote. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Plan and the Reorganizations contemplated thereby.

Quorum. With respect to each Reorganization, more than one-third of the outstanding shares of the applicable Acquired Fund, present in person or by proxy, constitutes a quorum at the Special Meeting for purposes of acting upon the proposal. The shares over which broker-dealers have discretionary voting power, the shares that represent broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxy instructions reflect an abstention on any item will be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Vote Required. With respect to each Reorganization, if a quorum is present at the Special Meeting, approval of the Plan will require the affirmative vote of a majority of the outstanding shares of the applicable Acquired Fund, which is defined in the 1940 Act as the lesser of (i) 67% or more of the total number of shares of all classes of such Acquired Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes of such Acquired Fund, taken as a single class, are present or represented by proxy at the Special Meeting, or (ii) more than 50% of the outstanding shares of all classes of such Acquired Fund, voting together as a single class. Each whole share of an Acquired Fund held as of the close of business on the Record Date is entitled to one vote and each fractional share held as of the close of business on the Record Date, if any, is entitled to a proportionate fractional vote at the Special Meeting. Shares of all classes vote together as a single class.

If the enclosed proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy at the Special Meeting in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted “FOR” approval of the Plan. Additionally, the proxy grants discretion to the persons named therein, as proxies, to take such further action as the proxies may deem appropriate in connection with any other matter that may properly come before the Special Meeting, or any adjournments or postponements thereof. Abstentions and broker non-votes will be treated as votes present at the Special Meeting, but will not be treated as votes cast; accordingly, abstentions and broker non-votes will have the effect of a vote against the proposal.

Your vote is important no matter how many shares of an Acquired Fund you own. We urge you to act promptly in order to allow us to obtain a sufficient number of votes and to avoid the cost of additional solicitation.

Adjournments and Postponements. In the event that sufficient votes to approve the Plan with respect to an Acquired Fund or another proposal are not received, a person named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by a majority of the shares represented at the Special Meeting, either in person or by proxy. Alternatively, the Special Meeting may be adjourned or postponed by, or upon the authority of, the designated chairperson of the Special Meeting or the Board of the Series. In either case, the Special Meeting may not be adjourned or postponed for more than six months beyond the originally scheduled meeting date.

If the Special Meeting is adjourned or postponed to another time or place, notice of the adjournment or postponement need not be given to shareholders, unless a new record date of the adjourned or postponed meeting is fixed or unless the adjourned or postponed meeting is not held within a reasonable time after the date set for the original meeting, as determined by the Board of the Series. At the adjourned or postponed meeting, the Acquired Funds may transact any business which might have been transacted at the original meeting.

Outstanding Shares and Interests of Certain Persons. Only shareholders of record of the Acquired Funds at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Special Meeting and at any postponements or adjournments thereof. As of the Record Date, the outstanding shares and classes of the Acquired Funds were as follows:

Maryland Fund		Virginia Fund
Class	Number of shares outstanding	Class	Number of shares outstanding
Class A	[T/K]	Class A	[T/K]
Class B	[T/K]	Class B	[T/K]
Class C	[T/K]	Class C	[T/K]
Class F-1	[T/K]	Class F-1	[T/K]
Class F-2	[T/K]	Class F-2	[T/K]

The following tables identify those investors who own of record, or are known by the Series to own beneficially, 5% or more of any class of shares of the Maryland Fund or the Virginia Fund, as applicable, as of the Record Date. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

Name and Address	Ownership percentage
Maryland Fund
[T/K]
[T/K]
[T/K]
[T/K]
Virginia Fund
[T/K]
[T/K]
[T/K]
[T/K]

As of the Record Date, the officers and trustees of the Series, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Series.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF Reorganization and liquidation

The form of Agreement and Plan of Reorganization and Liquidation has been included to provide shareholders with information regarding its terms. It is not intended to provide any other factual information about the Acquiring Fund, the Series or either Acquired Fund. Accordingly, shareholders should not rely on the representations and warranties set forth in the form as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Agreement and Plan of Reorganization and Liquidation may be revised from that shown here prior to its execution and may be amended thereafter.

This AGREEMENT AND PLAN OF Reorganization and liquidation (this “Agreement”) is dated this [__] day of [__], 2016, by and between The Tax-Exempt Bond Fund of America (the “Acquiring Fund”), a Delaware statutory trust, and The American Funds Tax-Exempt Series I, a Delaware statutory trust (“AFTES-I”), on behalf of its two series funds, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia (each, an “Acquired Fund,” and, collectively, the “Acquired Funds”).

W I T N E S S E T H:

WHEREAS, the Acquiring Fund is an open-end, management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, each of the Acquired Funds is a series of an open-end, management investment company registered pursuant to the 1940 Act;

WHEREAS, each of the parties hereto desires to provide for (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of each Acquired Fund to the Acquiring Fund in exchange solely for (a) shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the outstanding shares of beneficial interest of that Acquired Fund (the “Acquired Fund Shares”) and (b) the assumption by the Acquiring Fund of all liabilities of that Acquired Fund, and (2) the distribution of the Acquiring Fund Shares received by that Acquired Fund to the shareholders of that Acquired Fund pro rata on a class-by-class basis in complete liquidation and dissolution of that Acquired Fund (each, a “Reorganization” and, collectively, the “Reorganizations”), all upon the terms and conditions hereinafter set forth;

WHEREAS, the Board of Trustees of the Acquiring Fund has determined that the Reorganizations are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganizations;

WHEREAS, it is intended that each Reorganization constitute a “reorganization” as defined in Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder, and the parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a); and

WHEREAS, the Board of Trustees of AFTES-I has determined, with respect to each Acquired Fund, that the Reorganizations are in the best interests of each Acquired Fund and that the interests of existing shareholders of the Acquired Funds will not be diluted as a result of the Reorganizations.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, each of the parties hereto covenants and agrees as follows:

1.	REORGANIZATIONS

1.1            Subject to the requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, AFTES-I, on behalf of each Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of each Acquired Fund’s property and assets, as set forth in Section 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor (a) to deliver to the respective Acquired Fund a number of full and fractional Acquiring Fund Shares of each class corresponding to an outstanding class of Acquired Fund Shares of the Acquired Fund having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to the corresponding class of Acquired Fund Shares of that Acquired Fund less the amount of the liabilities of the Acquired Fund attributable to those shares of the Acquired Fund as of the time and date set forth in Section 3.1, determined by dividing the value of such Acquired Fund’s net assets attributable to the applicable class of Acquired Fund Shares (computed in the manner and as of the time and date set forth in Section 2.1) by the net asset value of one Acquiring Fund Share of the corresponding class (computed in the manner and as of the time and date set forth in Section 2.2); and (b) to assume all liabilities of the respective Acquired Fund, as set forth in Section 1.3. Such transactions shall take place on the date of the closing provided for in Section 3.1 (the “Closing Date”). For the avoidance of doubt, Class A, Class B, Class C, Class F-1 and Class F-2 Acquired Fund Shares of each Acquired Fund correspond to Class A, Class B, Class C, Class F-1 and Class F-2 Acquiring Fund Shares, respectively.

1.2            The property and assets of AFTES-I attributable to each Acquired Fund to be sold, assigned, conveyed, transferred and delivered to the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by that Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date, as defined in Section 2.1 (collectively, “Assets”). Each Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

1.3            Each Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date. The Acquiring Fund shall assume all of the liabilities of the Acquired Funds, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, each Acquired Fund will declare one or more dividends and/or other distributions, payable prior to the Closing (as defined in Section 3.1 below), which, together with all previous such dividends and distributions (and deemed dividends and distributions), shall have the effect of distributing to its shareholders all or substantially all of its investment company taxable income as defined in Section 852(b) of the Code (computed without regard to any deduction for dividends paid) for taxable years ending on or prior to the Closing Date and all of its net capital gain, if any, recognized in taxable years ending on or prior to the Closing Date (after reduction for any capital losses carried over, or otherwise deferred, and used to offset capital gains in those taxable years).

1.4            Immediately following the actions contemplated by Section 1.1, AFTES-I shall take such actions as may be necessary to complete the liquidation of each Acquired Fund. To complete the liquidation, AFTES-I, on behalf of each Acquired Fund, shall distribute to the applicable Acquired Fund’s shareholders of record as of the Closing Date (the “Acquired Fund Shareholders”), pro rata on a class-by-class basis, the Acquiring Fund Shares received by AFTES-I, on behalf of that Acquired Fund, pursuant to Section 1.1, in complete liquidation of the Acquired Fund. Such liquidation shall be accomplished, with respect to the Acquired Fund Shares, by the transfer of the corresponding Acquiring

Fund Shares then credited to the account of such Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the applicable Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares of each class to be so credited to each Acquired Fund Shareholder of each Acquired Fund shall be equal to the aggregate net asset value of the Acquired Fund Shares of that class of that Acquired Fund owned by that Acquired Fund Shareholder on the Closing Date. All issued and outstanding Acquired Fund Shares will be canceled on the books of the applicable Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with the Reorganizations.

1.5            Ownership of Acquiring Fund Shares will be shown on the books of American Funds Service Company (“AFS”), in its capacity as transfer agent for the Acquiring Fund.

1.6            Any reporting responsibility of an Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Acquired Fund.

1.7            The consummation of the transactions provided for in this Agreement with respect to an Acquired Fund is not contingent upon the consummation of the transactions provided for in this Agreement as to the other Acquired Fund.

2.	VALUATION

2.1 The value of the Assets attributable to each class of Acquired Fund Shares shall be determined as of the usual close of business of the New York Stock Exchange (the “NYSE”), normally 4:00 p.m., New York time, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date, the “Valuation Date”), computed using the valuation procedures which the Acquiring Fund would use in determining the fair market value of its assets and liabilities.

2.2 The net asset value per share of each class of the Acquiring Fund Shares shall be determined on the Valuation Date, using the valuation procedures established by the Board of Trustees of the Acquiring Fund.

2.3 The number of Acquiring Fund Shares of each class to be issued in exchange for the Assets shall be determined with respect to each Acquired Fund by dividing the value of the net assets with respect to the Acquired Fund Shares of the corresponding class of the Acquired Fund, determined as set forth in Section 2.1, by the net asset value of one share of the applicable class of Acquiring Fund Shares, determined as set forth in Section 2.2.

3.	CLOSING AND CLOSING DATE

3.1 The Closing Date shall be June 17, 2016, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (the “Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The Closing shall be held at the offices of Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, or at such other place as the parties may agree.

3.2 AFTES-I shall direct JP Morgan Chase Bank N.A. (“JPM”), as custodian for each Acquired Fund (the “Acquired Fund Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that (a) the Assets of each Acquired Fund have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets of each Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment thereof has been made. Each Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to JPM, as the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”). Such presentation shall be made for examination no later than five business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund Custodian shall deliver to the Acquiring Fund Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Acquired Fund Custodian and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, the Assets of each Acquired Fund deposited with such depositories. The cash to be transferred by each Acquired Fund shall be delivered to the Acquiring Fund Custodian on the Closing Date in the form of certified or bank cashier’s checks, by bank wire payable to the order of the Acquiring Fund or such other method as agreed to by the Acquiring Fund and each Acquired Fund prior to the Closing Date.

3.3 AFTES-I shall direct AFS, in its capacity as transfer agent for each Acquired Fund, to deliver to the Acquiring Fund on the Closing Date a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of each Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares of each applicable class have been credited to such Acquired Fund’s account on the books of the Acquiring Fund pursuant to Section 1.1 prior to the actions contemplated by Section 1.4 and (b) the appropriate number of Acquiring Fund Shares of each applicable class have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to Section 1.4. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that at the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or any Acquired Fund (each an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of any Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Board of Trustees of AFTES-I with respect to the Acquired Funds and the Board of Trustees of the Acquiring Fund), the Closing Date shall be postponed with respect to such Acquired Funds or Acquiring Fund until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5 If on or prior to the Closing Date any party has, pursuant to the 1940 Act or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefor, the Closing Date shall be postponed until the first business day after the date when all parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Closing Date, then AFTES-I (in the case of a suspension by the Acquiring Fund) or the Acquiring Fund (in the case of a suspension by either Acquired Fund and solely with respect to the applicable Acquired Fund) shall be permitted to terminate this Agreement without liability to any party for such termination.

4.	REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUNDS

AFTES-I, on behalf of each Acquired Fund, represents and warrants as follows:

4.1 Each Acquired Fund is duly established as a series of AFTES-I, which is a statutory trust duly organized, existing and in good standing under the laws of the State of Delaware, with powers under its Certificate of Trust and Agreement and Declaration of Trust (collectively, the “Charter”), as amended, to own all of its assets and to carry on its business as it is being conducted as of the date hereof. AFTES-I is a registered investment company classified as an open-end management company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), are in full force and effect.

4.2 The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary trust action on the part of the Board of Trustees of AFTES-I, on behalf of each Acquired Fund, and by the approval of each Acquired Fund’s shareholders, as described in Section 9.1, and this Agreement constitutes a valid and binding obligation of AFTES-I, on behalf of each Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

4.3 No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Funds of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities laws.

4.4 The prospectus and statement of additional information of each Acquired Fund, dated October 1, 2015, as amended and supplemented to date, conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.5 On the Closing Date, AFTES-I, on behalf of each Acquired Fund, will have good and marketable title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

4.6 Each Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (a) a material violation of the Charter or bylaws of AFTES-I, as applicable, or of any agreement, indenture, instrument, contract, lease or other undertaking to which AFTES-I, on behalf of either Acquired Fund, is a party or by which it is bound, or (b) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which AFTES-I, on behalf of either Acquired Fund, is a party or by which it is bound.

4.7 Except as set forth in this Agreement, neither Acquired Fund is party to any outstanding material contracts other than those contracts ordinary in the conduct of its business.

4.8 No legal, administrative or other proceeding or investigation of or before any court or governmental body is presently pending or, to AFTES-I’s knowledge, threatened against AFTES-I, with respect to any Acquired Fund or any of such Acquired Fund’s properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. AFTES-I, on behalf of each Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

4.9 The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Schedule of Investments of each Acquired Fund at July 31, 2015 have been audited by PricewaterhouseCoopers LLP and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied. Such statements, and the Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Schedule of Investments of each Acquired Fund for the six months ended January 31, 2016, true and correct copies of which have been furnished to the Acquiring Fund, present fairly, in all material respects, the financial condition of each Acquired Fund as of their respective dates in accordance with GAAP, and there are no known contingent, accrued or other liabilities of each such Acquired Fund required to be reflected on a balance sheet, including the notes thereto, in accordance with GAAP as of such date that are not disclosed therein.

4.10 Since January 31, 2016, there has not been any material adverse change in each Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by each such Acquired Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquired Fund’s investment policies. For the purposes of this Section 4.10, a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by an Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of an Acquired Fund shall not constitute a material adverse change.

4.11 On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of each Acquired Fund required by law to have been filed by such date, taking into account any extensions, shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of AFTES-I’s knowledge, no tax return of either Acquired Fund is currently under audit and no assessment has been proposed or asserted with respect to any such return.

4.12 For each taxable year of its operation (including the taxable year ending on the Closing Date), each Acquired Fund has met or meets the requirements of Subchapter M of Code for qualification as a regulated investment company, has had in effect an election to be treated as such, and has been or is eligible to and has computed or will compute its federal income tax under Section 852 of the Code. For each taxable year of its operation (including the taxable year ending on the Closing Date), each Acquired Fund has distributed (or will distribute, taking into account any distributions made pursuant to Section 1.3 hereof) substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any capital losses carried over, or otherwise deferred, and used to offset capital gains in that taxable year) that has been accrued or recognized through the Closing Date such that for all tax periods ending on or before the Closing Date, neither Acquired Fund will have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation (including the calendar year that includes the Closing Date), each Acquired Fund will have made such distributions on or before the Closing Date as are necessary so that for all calendar years ending on or before the Closing Date, and for the calendar year that includes the Closing Date, such Acquired Fund will not have any unpaid tax liability under Section 4982 of the Code.

4.13 All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by AFTES-I, on behalf of each Acquired Fund, and will have been offered and sold in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of AFS, on behalf of each Acquired Fund, as provided in Section 3.3 hereof. No Acquired Fund has outstanding options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any

Acquired Fund Shares. Each Acquired Fund will review its Assets to ensure that at any time prior to the Closing Date its Assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire.

4.14 The combined proxy statement and prospectus to be included in the Registration Statement (as defined in Section 6.6 below), insofar as it relates to each Acquired Fund and AFTES-I, will from the effective date of the Registration Statement through the date of the meeting of shareholders of each Acquired Fund contemplated therein and on the Closing Date (a) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein) and (b) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquired Funds for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

5.	REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND

The Acquiring Fund represents and warrants as follows:

5.1 The Acquiring Fund is a statutory trust duly organized, existing and in good standing under the laws of the State of Delaware, with powers under its Charter, as amended, to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquiring Fund is a registered investment company classified as an open-end management company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act, are in full force and effect.

5.2 The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary trust action on the part of the Board of Trustees of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

5.3 No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws.

5.4 The prospectus and statement of additional information of the Acquiring Fund, dated October 1, 2015, as amended and supplemented to date, are true, correct and complete, conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

5.5 The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result in, (a) a material violation of the Charter or bylaws of the Acquiring Fund, as applicable, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (b) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

5.6 Except as set forth in this Agreement, the Acquiring Fund is not party to any outstanding material contracts other than those contracts ordinary in the conduct of its business.

5.7 No legal, administrative or other proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

5.8 The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Schedule of Investments of the Acquiring Fund at July 31, 2015 have been audited by PricewaterhouseCoopers LLP and are in accordance with GAAP consistently applied. Such statements, and the Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Schedule of Investments of the Acquiring Fund for the six months ended January 31, 2016, true and correct copies of which have been furnished to AFTES-I, on behalf of each Acquired Fund, present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet, including the notes thereto, in accordance with GAAP as of such date that are not disclosed therein.

5.9 Since January 31, 2016, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquiring Fund’s investment policies. For the purposes of this Section 5.9, a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

5.10 On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date, taking into account any extensions, shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquiring Fund’s knowledge, no tax return of the Acquiring Fund is currently under audit and no assessment has been proposed or asserted with respect to any such return.

5.11 For each taxable year of its operation ending on or before the Closing Date, the Acquiring Fund has met or meets the requirements of Subchapter M of the Code for qualification as a regulated investment company, has had in effect an election to be treated as such, and has been or is eligible to and has computed or will compute its federal income tax under Section 852 of the Code. For each taxable year of its operation prior to the taxable year that includes the Closing Date, the Acquiring Fund has distributed substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any capital losses carried over, or otherwise deferred, and used to offset capital gains in that taxable year) that has been accrued or recognized through the Closing Date such that for all tax periods ending on or before the Closing Date, the Acquiring Fund will have no unpaid tax liability under Section 852 of the Code. For each calendar year of its operation ending on or before the Closing Date, the Acquiring Fund has made (or will make) such distributions as are necessary so that, for all calendar years ending on or before the Closing Date, the Acquiring Fund will not have any unpaid tax liability under Section 4982 of the Code. The Acquiring Fund expects to continue to qualify as a regulated investment company and to be eligible for treatment as such for its taxable year that includes the Closing Date.

5.12 All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Fund and will have been offered and sold in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Funds, for the account of the Acquired Fund Shareholders, pursuant to this Agreement will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly authorized and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Acquiring Fund.

5.13 The combined proxy statement and prospectus to be included in the Registration Statement, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will from the effective date of the Registration Statement through the date of the meeting of shareholders of each Acquired Fund contemplated therein and on the Closing Date (a) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by AFTES-I or the Acquired Funds for use therein) and (b) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

5.14 The Acquiring Fund has no plan or intention (a) to sell or dispose of the Assets transferred by the Acquired Funds, except for dispositions made in the ordinary course of business or dispositions necessary to maintain its status as a regulated investment company, or (b) to acquire or redeem any of the Acquiring Fund Shares issued in the transactions contemplated by this Agreement either directly or through any transaction, agreement or arrangement with any other person, other than redemptions that the Acquiring Fund, in the ordinary course of its business as an open-end investment company, makes when its shares are presented to it for redemption pursuant to Section 22(e) of the 1940 Act.

6.	COVENANTS

The Acquiring Fund and AFTES-I, on behalf of each Acquired Fund, hereby covenant as follows:

6.1 Each Acquired Fund and the Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

6.2 AFTES-I will call a special meeting of the shareholders of each Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the Reorganizations and the other transactions contemplated herein.

6.3 Each Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

6.4 Each Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

6.5 Subject to the provisions of this Agreement, the Acquiring Fund and each Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

6.6 The Acquiring Fund will prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganizations (the “Registration Statement”). Each Acquired Fund will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

6.7 The Acquiring Fund and each of the Acquired Funds will use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.8 AFTES-I, on behalf of each Acquired Fund, will execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) each Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets, and otherwise to carry out the intent and purpose of this Agreement.

6.9 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.10 Other than in the ordinary course of business and except as may be required by the Commission, the Acquiring Fund will not change its Charter, bylaws, prospectus or statement of additional information prior to the Closing so as to restrict permitted investments for the Acquiring Fund prior to the Closing.

6.11 Subsequent to the date of approval by shareholders of each Acquired Fund of the transactions contemplated by this Agreement and prior to the Closing Date, the Acquiring Fund and each Acquired Fund will coordinate as to their respective portfolios such that, after the Closing, the Acquiring Fund will be in compliance with all of its investment policies and restrictions.

6.12 As soon as practicable, and in any event within one year after the Closing, AFTES-I will effect its dissolution with the proper state authorities, terminate its registration under the 1940 Act and file a final annual report on Form N-SAR with the Commission under the 1940 Act relating to each of the Acquired Funds.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND

The obligations of AFTES-I, on behalf of each Acquired Fund, to consummate the transactions provided for herein shall be subject, at the election of AFTES-I, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

7.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

7.3 The Acquiring Fund shall have executed and delivered an assumption of the Liabilities (the “Assumption Instrument”) and all such other agreements and instruments as AFTES-I, on behalf of each Acquired Fund, may reasonably deem necessary or desirable in order to vest in and confirm that (a) AFTES-I, on behalf of each Acquired Fund, has title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s assumption of all of the Liabilities, and otherwise to carry out the intent and purpose of this Agreement.

7.4 The Acquiring Fund shall have delivered to AFTES-I, for and on behalf of each Acquired Fund, a certificate executed in the name of the Acquiring Fund by the President or Vice President and the Treasurer or Assistant Treasurer, in a form reasonably satisfactory to AFTES-I and dated as of the Closing Date, as to the matters set forth in Sections 7.1 and 7.2 and as to such other matters as AFTES-I shall reasonably request.

7.5 Each Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganizations after such number has been calculated in accordance with Section 1.1.

8.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at the election of the Acquiring Fund, to the performance by AFTES-I, on behalf of each Acquired Fund, of all the obligations to be performed by AFTES-I hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

8.1 All representations and warranties of AFTES-I, on behalf of each Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

8.2 AFTES-I, on behalf of each Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by AFTES-I, on behalf of each Acquired Fund, on or before the Closing Date.

8.3 AFTES-I, on behalf of each Acquired Fund, shall have delivered to the Acquiring Fund a statement of the Assets and Liabilities, as of the Closing Date, including a schedule of investments, certified by the Treasurer of AFTES-I, on behalf of each Acquired Fund. AFTES-I shall have executed and delivered all such assignments and other instruments of transfer (the “Transfer Instruments”) as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) each

Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) each Acquired Fund’s title to and possession of all the Assets, and otherwise to carry out the intent and purpose of this Agreement.

8.4 AFTES-I, on behalf of each Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of such Acquired Fund by the President or Vice President and the Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, as to the matters set forth in Sections 8.1 and 8.2 and as to such other matters as the Acquiring Fund shall reasonably request.

8.5 Each Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganizations after such number has been calculated in accordance with Section 1.1.

8.6 On the Closing Date, each Acquired Fund shall have provided to the Acquiring Fund information regarding the amount of the capital loss carryover and net unrealized appreciation or depreciation, if any, with respect to such Acquired Fund as of the Closing Date.

9.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND EACH ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquiring Fund or AFTES-I, on behalf of each Acquired Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement as to such Acquired Fund and the Acquiring Fund:

9.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of each Acquired Fund in accordance with the provisions of the Charter and bylaws of AFTES-I, applicable state law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor AFTES-I may waive the condition set forth in this Section 9.1.

9.2 On the Closing Date, no action, suit or other proceeding shall be pending or, to the knowledge of the Acquiring Fund of AFTES-I, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

9.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund and AFTES-I to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or any Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

9.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

9.5 With respect to each Reorganization, the parties shall have received an opinion of Morgan, Lewis & Bockius LLP, dated the Closing Date, subject to customary assumptions and qualifications and based upon certain facts, assumptions and representations, substantially to the effect that for federal income tax purposes:

(a) the transfer of the applicable Acquired Fund’s Assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s Liabilities, followed by a distribution of those Acquiring Fund Shares to the shareholders of such Acquired Fund in complete liquidation of such Acquired Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the applicable Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of such Acquired Fund;

(c) the tax basis in the hands of the Acquiring Fund of each Asset of the applicable Acquired Fund acquired by the Acquiring Fund in the Reorganization will be the same as the tax basis of such Asset in the hands of such Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by such Acquired Fund upon the transfer;

(d) the holding period of each Asset of the applicable Acquired Fund in the hands of the Acquiring Fund, other than Assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which the Asset was held by such Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an Asset);

(e) no gain or loss will be recognized by the applicable Acquired Fund upon the transfer of its Assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of such Acquired Fund, or upon the distribution of Acquiring Fund Shares by such Acquired Fund to its shareholders in complete liquidation, except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (i) as a result of the closing of such Acquired Fund’s taxable year or (ii) upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(f) no gain or loss will be recognized by the shareholders of the applicable Acquired Fund upon the exchange of their shares of such Acquired Fund for Acquiring Fund Shares as part of the Reorganization;

(g) the aggregate tax basis of Acquiring Fund Shares that each shareholder of the applicable Acquired Fund receives in the Reorganization will be the same as the aggregate tax basis of its shares of such Acquired Fund exchanged therefor; and

(h) the holding period of each shareholder of the applicable Acquired Fund for its Acquiring Fund Shares received in the Reorganization will include the holding period for the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares as capital assets on the date of the exchange.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor AFTES-I may waive the condition set forth in this Section 9.5.

9.6 The Acquiring Fund shall have received the opinion of Morgan, Lewis & Bockius LLP, dated the Closing Date, substantially to the effect that, when issued and sold by the Acquiring Fund, the Acquiring Fund Shares will be legally issued, fully paid and non-assessable by the Acquiring Fund.

9.7 The Assets of each Acquired Fund will include no assets which the Acquiring Fund, by reason of limitations contained in its Charter or of investment policies or restrictions applicable to it (whether or not disclosed in its current prospectus and statement of additional information, as supplemented, in effect on the Closing Date) may not properly acquire.

10.	INDEMNIFICATION

10.1 The Acquiring Fund, solely out of its assets and property (including any amounts paid to the corresponding Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless AFTES-I and its trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the corresponding Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or its trustees or officers prior to the Closing Date, provided that such indemnification by the Acquiring Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.2 Each Acquired Fund, solely out of its assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), severally and not jointly, agrees to indemnify and hold harmless the Acquiring Fund and its trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by such Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by such Acquired Fund or by AFTES-I or its trustees or officers, for and on behalf such Acquired Fund, prior to the Closing Date, provided that such indemnification any Acquired Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

11.	BROKERAGE FEES AND EXPENSES

11.1 The Acquiring Fund and AFTES-I represent and warrant to one another that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

11.2 The direct costs of the Reorganizations will be borne solely by Capital Research Management Company, as investment adviser to the Acquiring Fund and to each of the Acquired Funds. The direct costs of the Reorganizations shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act and preparation, filing, printing and distribution of the Registration Statement, legal fees, accounting fees, securities registration fees, and expenses of holding a meeting of shareholders pursuant to Section 6.2 hereof. The direct costs of the Reorganizations will not include brokerage fees and transaction expenses related to the disposition and acquisition of portfolio assets, which shall be borne by either the Acquiring Fund or an Acquired Fund, as applicable. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either Acquired Fund or the Acquiring Fund to qualify for treatment as a “regulated investment company” within the meaning of Section 851 of the Code, would prevent a Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code, or would otherwise result in the imposition of tax on either Acquired Fund or the Acquiring Fund or on shareholders of either Acquired Fund or the Acquiring Fund.

12.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

12.1 The Acquiring Fund and AFTES-I agree that neither party has made any representation, warranty or covenant, on behalf of itself or on behalf of any Acquired Fund, as applicable, not set forth herein and that this Agreement constitutes the entire agreement between the parties regarding the Reorganizations.

12.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder; provided, however, that any covenants to be performed after the Closing shall survive the Closing.

13.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to the Acquiring Fund or the respective Acquired Fund(s) by resolution of either the Board of Trustees of the Acquiring Fund or the Board of Trustees of AFTES-I at any time prior to the Closing Date if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the respective Acquired Fund(s), respectively.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in writing at any time by mutual consent of the parties hereto, notwithstanding approval hereof by the shareholders of the Acquired Funds, provided that no such amendment shall have a material adverse effect on the interests of the shareholders of either Acquired Fund after their approval hereof without their further approval.

15.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by electronic mail, personal service or prepaid or certified mail addressed to either the Acquiring Fund or AFTES-I, as applicable, at 333 South Hope Street, 31st Floor, Los Angeles, CA 90071, Attention: Secretary.

16.	MISCELLANEOUS

16.1 The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2 This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

16.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of laws thereof.

16.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.5 The parties acknowledge and agree that (a) this Agreement has been made and executed on behalf of the Acquiring Fund and each Acquired Fund and is not executed or made by the officers or trustees of the Acquiring Fund or AFTES-I individually, but only as officers and trustees under the parties’ respective Charters, and (b) the obligations of the Acquiring Fund and AFTES-I hereunder are not binding upon any of the trustees, officers or shareholders of the Acquiring Fund or AFTES-I individually, but bind only the estate of the Acquiring Fund or an Acquired Fund, as appropriate.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date and year first above written:

THE TAX-EXEMPT BOND FUND OF AMERICA By: Capital Research and Management Company, for and on behalf of The Tax- Exempt Bond Fund of America By: _______________________________________ Name: Title:

THE AMERICAN FUNDS TAX-EXEMPT SERIES I, on
behalf of THE TAX-EXEMPT FUND OF MARYLAND

By: Capital Research and Management
      Company, for and on behalf of The
      American Funds Tax-Exempt Series I, on
      behalf of The Tax-Exempt Fund of Maryland

By: _______________________________________

Name:

Title:

THE AMERICAN FUNDS TAX-EXEMPT SERIES I, on
behalf of THE TAX-EXEMPT FUND OF VIRGINIA

By: Capital Research and Management
      Company, for and on behalf of The
      American Funds Tax-Exempt Series I, on
      behalf of The Tax-Exempt Fund of Virginia

By: _______________________________________

Name:

Title:

With respect to Section 11.2 of this Agreement, accepted and acknowledged by:
CAPITAL RESEARCH AND MANAGEMENT COMPANY By: _______________________________________ Name: Title:
A-17

PART B

STATEMENT OF ADDITIONAL INFORMATION

THE TAX-EXEMPT BOND FUND OF AMERICA

333 South Hope Street, 55th Floor

Los Angeles, California 90071

(800) 421-4225

April [22], 2016

This statement of additional information, which is not a prospectus, supplements and should be read in conjunction with the Combined Proxy Statement/Prospectus, dated April [22], 2016, relating specifically to the proposed reorganization of each of The Tax-Exempt Fund of Maryland (the “Maryland Fund”) and The Tax-Exempt Fund of Virginia (the “Virginia Fund,” and, together with the Maryland Fund, the “Acquired Funds”) with and into The Tax-Exempt Bond of America (the “Acquiring Fund”) pursuant to an Agreement and Plan of Reorganization and Liquidation (the “Plan”), by and among the Acquiring Fund and The American Funds Tax-Exempt Series I, for and on behalf of the Acquired Funds. Each such reorganization is referred to as a “Reorganization,” and, collectively, they are referred to as the “Reorganizations.”

This statement of additional information contains information relating to the Reorganizations that may be of interest to shareholders of the Acquired Funds, but which is not included in the Combined Proxy Statement/Prospectus.

As described in the Combined Proxy Statement/Prospectus, pursuant to the Plan, (a) each Acquired Fund will transfer all of its assets attributable to each class of its shares to the Acquiring Fund in exchange for (i) shares of the corresponding class of the Acquiring Fund and (ii) the assumption by the Acquiring Fund of all of the liabilities of that Acquired Fund, and (b) each Acquired Fund will immediately thereafter distribute to its shareholders the portion of shares of the Acquiring Fund to which each shareholder is entitled in complete liquidation of the Acquired Fund.

Copies of the Combined Proxy Statement/Prospectus can be obtained without charge by writing to the secretary of the Acquiring Fund at 333 South Hope Street, 55th Floor, Los Angeles, California 90071 or by calling American Funds Service Company (“AFS”), toll free, at (800) 421-4225. In addition, the Combined Proxy Statement/Prospectus is available on the EDGAR database on the SEC’s website at www.sec.gov. You can also copy and review the Combined Proxy Statement/Prospectus at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please call the SEC at (202) 551-8090. You may obtain copies of any of these documents, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings given them in the Combined Proxy Statement/Prospectus.

TABLE OF CONTENTS

Page
I. ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND	S-3
II. ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUNDS	S-3
III. FINANCIAL STATEMENTS	S-3

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

For additional information regarding the Acquiring Fund, please refer to (1) the statement of additional information of the Acquiring Fund, dated October 1, 2015, as supplemented, (2) the annual report to shareholders of the Acquiring Fund for the fiscal year ended July 31, 2015, and (3) the semiannual report to shareholders of the Acquiring Fund for the six-month period ended January 31, 2016, in each case as filed with the SEC and each of which is incorporated by reference herein.

ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUNDS

For additional information regarding the Acquired Funds, please refer to (1) the statement of additional information of the Series, dated October 1, 2015, as supplemented, (2) the annual report to shareholders of the Series for the fiscal year ended July 31, 2015, and (3) the semiannual report to shareholders of the Series for the six-month period ended January 31, 2016, in each case as filed with the SEC and each of which is incorporated by reference herein.

FINANCIAL STATEMENTS

Audited financial statements. As noted above, this statement of additional information incorporates by reference (1) the annual report to shareholders of the Acquiring Fund for the fiscal year ended July 31, 2015 and (2) the annual report to shareholders of the Series for the fiscal year ended July 31, 2015, in each case as filed with the SEC. Each of these reports contains historical financial information regarding the Acquiring Fund and each of the Acquired Funds. The audited financial statements, as of July 31, 2015, and the reports of independent registered public accounting firm in each of the above-referenced annual reports are incorporated by reference herein.

Unaudited financial statements. As noted above, this statement of additional information incorporates by reference (1) the semiannual report to shareholders of the Acquiring Fund for the six-month period ended January 31, 2016 and (2) the semiannual report to shareholders of the Series for the six-month period ended January 31, 2016, in each case as filed with the SEC. Each of these reports contains historical financial information regarding the Acquiring Fund and each of the Acquired Funds. The unaudited financial statements, as of January 31, 2016, in each of the above-referenced semiannual reports are incorporated by reference herein.

Pro forma statements. As of March [17], 2016, the total combined net asset value of both Acquired Funds represented less than 10 percent of the net asset value of the Acquiring Fund. Under applicable legal requirements, when the combined net asset value of all Acquired Funds in total does not exceed 10 percent of the Acquiring Fund’s net asset value, pro forma financial statements are not required to be prepared. Therefore, pro forma financial statements have not been prepared for the Reorganizations.

FORM OF PROXY CARD

VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call (800) 337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this proxy card and return in the postage- paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 South Hope Street Los Angeles, CA 90071 on June [10], 2016

Please detach at perforation before mailing.

PROXY CARD

THE AMERICAN FUNDS TAX-EXEMPT SERIES I

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE [10], 2016

The undersigned hereby appoints Jennifer L. Butler, Donald H. Rolfe, Paul F. Roye and Michael W. Stockton, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent and vote on behalf of the undersigned at the Special Meeting of Shareholders of The American Funds Tax-Exempt Series I (the “Series”) to be held at the offices of the Series, 333 South Hope Street, Los Angeles, California, on June [10], 2016 at 9:00 a.m., Pacific time, and any adjournments or postponements thereof on all matters coming before the meeting.

This proxy, if properly executed, will be voted in the manner directed herein by the undersigned shareholder or, if no direction is indicated, “FOR” the proposal and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Special Meeting of Shareholders.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA TELEPHONE: (800) 337-3503

Note: Please sign exactly as your name(s) appear on this
card. Joint owners should each sign individually.
Corporate proxies should be signed in full corporate name
by an authorized officer. Fiduciaries should give full titles.

Signature and title, if applicable

Signature of joint owners, if any

Date

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders of The American Funds Tax-Exempt Series I

Special Meeting of Shareholders to Be Held on June [10], 2016.

The Combined Proxy Statement/Prospectus for this meeting is available at:

www.proxy-direct.com.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD.

Please detach at perforation before mailing.

THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE SERIES. THE FOLLOWING MATTER IS PROPOSED BY THE SERIES. THE BOARD OF TRUSTEES OF THE SERIES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:

Proposal – To approve the Agreement and Plan of Reorganization and Liquidation among The Tax-Exempt Bond Fund of America (the “Acquiring Fund”) and The American Funds Tax-Exempt Series I, for and on behalf of The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia (collectively, the “Acquired Funds”), pursuant to which (a) each Acquired Fund will transfer all of its assets attributable to each class of its shares to the Acquiring Fund in exchange for (i) shares of the corresponding class of the Acquiring Fund and (ii) the assumption by the Acquiring Fund of all of the liabilities of that Acquired Fund, and (b) each Acquired Fund will immediately thereafter distribute to its shareholders the portion of shares of the Acquiring Fund to which each shareholder is entitled in complete liquidation of the Acquired Fund.	FOR AGAINST ABSTAIN

THE PROXIES ARE AUTHORIZED AND RESERVE THE RIGHT TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE VOTE ABOVE AND SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING.

PART C

OTHER INFORMATION

Item 15.	Indemnification

The Registrant is a joint-insured under Investment Advisor/Mutual Fund Errors and Omissions Policies, which insure its officers and trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

Article 8 of the Registrant’s Declaration of Trust as well as the indemnification agreements that the Registrant has entered into with each of its trustees who is not an “interested person” of the Registrant (as defined under the Investment Company Act of 1940, as amended), provide in effect that the Registrant will indemnify its officers and trustees against any liability or expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Registrant, to the fullest extent permitted by applicable law, subject to certain conditions. In accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940, as amended, and their respective terms, these provisions do not protect any person against any liability to the Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940, as amended, and Release Nos. 7221 (June 9, 1972) and 11330 (September 4, 1980).

Item 16.	Exhibits

(1)    Articles of Incorporation of the Registrant – Amended and Restated Agreement and Declaration of Trust dated 2/13/12 – previously filed (see P/E Amendment No. 46 filed 3/23/12); and Amended and Restated Agreement and Declaration of Trust dated 12/5/12 – previously filed (see P/E Amendment No. 50 filed 10/1/13).

(2)    By-laws of the Registrant – previously filed (see P/E Amendment No. 43 filed 10/29/10).

(3)    Not applicable.

(4)    Agreement and Plan of Reorganization and Liquidation – Filed herewith as Appendix A to the Combined Proxy Statement/Prospectus.

(5)    Instruments Defining Rights of Security Holders - None.

(6)    Investment Advisory Contracts – Investment Advisory and Service Agreement dated 11/1/10 – previously filed (see P/E Amendment No. 43 filed 10/29/10).

(7)    Underwriting Contracts – Form of Principal Underwriting Agreement dated 3/14/12 – previously filed (see P/E Amendment No. 46 filed 3/23/12); Form of Selling Group Agreement – previously filed (see P/E Amendment No. 52 filed 9/30/14); Form of Bank/Trust Company Selling Group Agreement – previously filed (see P/E Amendment No. 52 filed 9/30/14); Form of Class F Share Participation Agreement – previously filed (see P/E Amendment No. 52 filed 9/30/14); and Form of Bank/Trust Company Participation Agreement for Class F Shares – previously filed (see P/E Amendment No. 52 filed 9/30/14).

(8)    Bonus or Profit Sharing Contracts – Deferred Compensation Plan effective 3/21/13 – previously filed (see P/E Amendment No. 50 filed 10/1/13).

(9)    Custodian Agreements – Form of Global Custody Agreement dated 12/21/06 – previously filed (see P/E Amendment No. 37 filed 10/31/07); Form of Amendment to Global Custody Agreement effective 7/1/15 – previously filed (see P/E Amendment No. 54 filed 10/1/15).

(10)  Forms of Plans of Distribution– Forms of Plans of Distribution for Classes A, B, C and F-1 dated 11/1/10 – previously filed (see P/E Amendment No. 43 filed 10/29/10); Form of Amended and Restated Multiple Class Plan Form of Amended and Restated Multiple Class Plan dated 3/14/12 – previously filed (see P/E Amendment No. 46 filed 3/23/12).

(11)  Legal Opinion - Opinion of Morgan, Lewis & Bockius LLP.

(12)  Form of Opinion and Consent - Form of Opinion and Consent of Morgan, Lewis & Bockius LLP regarding tax matters.

(13)  Other Material Contracts Form of Indemnification Agreement – previously filed (see P/E Amendment No. 43 filed 10/29/10); Form of Agreement and Plan of Reorganization dated 8/24/09 – previously filed (see P/E Amendment No. 43 filed 10/29/10); Form of Amended and Restated Administrative Services Agreement dated 3/14/12 – previously filed (see P/E Amendment No. 46 filed 3/23/12); and Form of Amended and Restated Shareholders Services Agreement effective 9/1/12 – previously filed (see P/E Amendment No. 48 filed (10/31/12).

(14)  Other Opinions - Consent of PriceWaterhouseCoopers LLP, Independent Registered Public Accounting Firm – to be provided by amendment.

(15)  Not applicable.

(16)  Powers of Attorney – Powers of Attorney.

(17)(a) Prospectus of The Tax-Exempt Bond Fund of America dated 10/1/15 and supplement dated 2/5/16.

(17)(b) Prospectus of The American Funds Tax-Exempt Series I relating to each of The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia dated 10/1/15 and supplements dated 3/18/16 and 2/5/16.

(17)(c) Statement of Additional Information for The Tax-Exempt Bond Fund of America dated 10/1/15 and supplements dated 2/5/16 and 1/1/16.

(17)(d) Statement of Additional Information for The American Funds Tax-Exempt Series I relating to each of The Tax-Exempt of Fund of Maryland and The Tax-Exempt Fund of Virginia dated 10/1/15 and supplements dated 2/5/16 and 1/1/16.

(17)(e) The Annual Report of The Tax-Exempt Bond Fund of America for the fiscal year ended 7/31/15.

(17)(f) The Annual Report of The American Funds Tax-Exempt Series I relating to each of The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia for the fiscal year ended 7/31/15.

(17)(g) The Semi-Annual Report of The Tax-Exempt Bond Fund of America for the fiscal period ended 1/31/16 – to be filed by amendment.

(17)(h) The Semi-Annual Report of The American Funds Tax-Exempt Series I relating to each of The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia for the fiscal period ended 1/31/16 – to be filed by amendment.

(17)(i) Code of Ethics for The Capital Group Companies dated January 2016; and Code of Ethics for Registrant.

Item 17.  Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to the be initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of Los Angeles, and State of California, on the 18th day of March, 2016.

THE TAX-EXEMPT BOND FUND OF AMERICA

By: /s/ Neil L. Langberg

(Neil L. Langberg, President)

Pursuant to the requirements of the Securities Act of 1933, this registration statement on Form N-14 has been signed below on date, by the following persons in the capacities indicated.

	Signature	Title
(1)	Principal Executive Officer:
	/s/ Neil L. Langberg	President
(Neil L. Langberg)

(2)	Principal Financial Officer and Principal Accounting Officer:
	/s/ Brian C. Janssen	Treasurer
(Brian C. Janssen)

(3)	Trustees:
	William H. Baribault*	Trustee
	James G. Ellis*	Trustee
	Leonard R. Fuller*	Trustee
	Michael C. Gitlin*	Trustee
	Mary Davis Holt*	Trustee
	R. Clark Hooper*	Chairman of the Board (Independent and Non-Executive)
	Merit E. Janow*	Trustee
	Laurel B. Mitchell*	Trustee
	Frank M. Sanchez*	Trustee
	Margaret Spellings*	Trustee
	Steadman Upham*	Trustee
	Karl J. Zeile*	Vice Chairman of the Board and Senior Vice President
*By: /s/ Steven I. Koszalka
(Steven I. Koszalka, pursuant to a power of attorney filed herewith)